UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[_] Definitive Additional Materials
[_] Soliciting Material Under ss.240.14a-12

                   AMERICAN HOME MORTGAGE INVESTMENT CORP.
                   ---------------------------------------
               (Name of Registrant as Specified in Its Charter)


   ------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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         pursuant to Exchange Act Rule 0-11 (set forth the amount on which the
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[_]  Fee paid previously with preliminary materials:

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1) Amount Previously Paid:

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

                     AMERICAN HOME MORTGAGE INVESTMENT CORP.
                              520 Broadhollow Road
                            Melville, New York 11747

                                 April 29, 2004

Dear Fellow Stockholder:

      You are cordially invited to attend the 2004 Annual Meeting of Stockholders of American Home Mortgage Investment Corp. ("AHMIC" or the "Company"), which will be held on June 16, 2004, commencing at 10:00 a.m. local time, at 520 Broadhollow Road, Melville, New York 11747.

      At the Company's Annual Meeting, you will be asked (i) to consider and vote upon the election of two Class II directors to serve for a three-year term expiring at the 2007 Annual Meeting of Stockholders and one Class III director to serve for the remainder of the current term of office of the Class III directors, which expires at the 2005 Annual Meeting of Stockholders, and in each case until their respective successors are duly elected and qualify; (ii) to consider and ratify Deloitte & Touche LLP as AHMIC's external auditor; and (iii) to consider and act upon such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof. These proposals are more fully described in the Proxy Statement that follows.

      We hope that you will find it convenient to attend in person. Whether or not you expect to attend in person, please promptly date, sign and mail the enclosed proxy in the return envelope provided to ensure your representation at the Annual Meeting and the presence of a quorum. If you do attend the Annual Meeting, you may withdraw your proxy if you wish to vote in person.

      A copy of the Company's Annual Report to Stockholders, which includes a copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2003, is being provided with this Proxy Statement to each of the Company's stockholders as of the record date fixed for the Annual Meeting. Additional copies of that report may be obtained by writing to American Home Mortgage Investment Corp., 520 Broadhollow Road, Melville, New York 11747,
Attention: General Counsel and Secretary.

      On behalf of the Board of Directors and officers of AHMIC, I would like to express the Company's appreciation for your continued support.

                                    Sincerely,

                                    /s/ Michael Strauss

                                    MICHAEL STRAUSS
                                    Chairman of the Board, Chief Executive
                                    Officer and President

                     AMERICAN HOME MORTGAGE INVESTMENT CORP.
                              520 Broadhollow Road
                            Melville, New York 11747

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 16, 2004

To the Stockholders of American Home Mortgage Investment Corp.:

      Notice is hereby given that the Annual Meeting of Stockholders of American Home Mortgage Investment Corp., a Maryland corporation ("AHMIC" or the "Company"), will be held on June 16, 2004, commencing at 10:00 a.m. local time, at 520 Broadhollow Road, Melville, New York 11747, for the following purposes:

   1. To elect two Class II directors to serve for a three-year term expiring at the 2007 Annual Meeting of Stockholders and one Class III director to serve for the remainder of the current term of office of the Class III directors, which expires at the 2005 Annual Meeting of Stockholders, and in each case until their respective successors are duly elected and qualify.

   2. To consider and ratify Deloitte & Touche LLP as the Company's external auditor for the fiscal year ending December 31, 2004.

   3. To consider and act upon such other business as may properly come before the Annual Meeting.

      The Board of Directors of the Company has fixed the close of business on April 23, 2004, as the record date for the determination of stockholders entitled to notice of and to vote on any matters that may properly come before the Annual Meeting and at any adjournments or postponements thereof.


                                    By order of the Board of Directors,

                                    /s/ Alan B. Horn

                                    ALAN B. HORN
                                    Secretary


Dated:  April 29, 2004
Melville, New York



ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. YOUR VOTE IS VERY IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE TO ENSURE THAT YOUR SHARES WILL BE REPRESENTED. YOU MAY NEVERTHELESS VOTE IN PERSON IF YOU ATTEND THE MEETING.

                     AMERICAN HOME MORTGAGE INVESTMENT CORP.
                              520 BROADHOLLOW ROAD
                            MELVILLE, NEW YORK 11747

                                  -------------

                                 PROXY STATEMENT

                                  -------------

                         Annual Meeting of Stockholders
                                  June 16, 2004

                                  -------------


      This Proxy Statement is furnished by the Board of Directors of American Home Mortgage Investment Corp., a Maryland corporation ("AHMIC" or the "Company"), in connection with the Company's solicitation of proxies for use at the 2004 Annual Meeting of Stockholders of AHMIC (the "Annual Meeting"), which will be held on June 16, 2004, commencing at 10:00 a.m. local time, at 520 Broadhollow Road, Melville, New York 11747, and at any adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. All stockholders are entitled and encouraged to attend the Annual Meeting in person. This Proxy Statement and the accompanying Proxy Card are being mailed to stockholders of AHMIC on or about May 3, 2004.


                             SOLICITATION OF PROXIES

      The proxy enclosed with this Proxy Statement is solicited by the Board of Directors of AHMIC. Proxies may be solicited by officers, directors and regular supervisory and executive employees of AHMIC, none of whom will receive any additional compensation for their services. Such solicitations may be made personally, or by mail, facsimile, telephone, telegraph or messenger. The Company may reimburse brokers and other persons holding shares in their names or in the names of nominees for expenses in sending proxy materials to beneficial owners and obtaining proxies from such owners. All of the costs of solicitation of proxies will be paid by AHMIC.

      All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted in accordance with the directions given and, in connection with any other business that may properly come before the Annual Meeting, in the discretion of the persons named in the proxy.

      In voting by proxy with regard to the election of directors, stockholders may vote in favor of each nominee or withhold their votes as to each or all of the nominees. If no instruction is given on a properly completed proxy, it will be voted FOR the election of each of the nominees for director named in this Proxy Statement, or, if any such nominee is unable or unwilling to serve for any reason, for such other person or persons as the Board of Directors may recommend.

      In voting by proxy with regard to ratification of Deloitte & Touche LLP as the Company's external auditor for the fiscal year ending December 31, 2004, stockholders may vote in favor of ratification or against or may abstain from voting with respect to this proposal. If no instruction is given on a properly completed proxy, it will be voted FOR the ratification of Deloitte & Touche LLP.

      As to any other matter of business that may be brought before the Annual Meeting, such proxy will be voted in accordance with the judgment of the persons named in the proxy.

      A stockholder who has given a proxy may revoke it at any time before it is exercised by giving notice of revocation to the Secretary of AHMIC, by submitting a proxy bearing a later date or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not, in itself, constitute revocation of a proxy.

                                VOTING SECURITIES

      The Board of Directors has fixed the close of business on April 23, 2004, as the record date (the "Record Date") for determination of stockholders entitled to notice of, and to vote at, the Annual Meeting. Holders of record of the Company's common stock, par value $0.01 per share ("Common Stock"), as of the Record Date will be entitled to one vote for each share held. On the Record Date, there were 39,877,412 shares of the Company's Common Stock outstanding and entitled to vote.

      The presence in person or by proxy of stockholders entitled to cast a majority of all the votes entitled to be cast at the Annual Meeting shall constitute a quorum for the transaction of business at the Annual Meeting.

      Under Maryland law, stockholder abstentions and broker non-votes are considered present and entitled to vote for purposes of determining a quorum, but are not considered votes cast. Accordingly, stockholder abstentions and broker non-votes will have no effect on the outcome of the proposals. Broker non-votes exist when a broker who holds shares in street name does not receive voting instructions from the beneficial stockholder and such broker does not have discretionary authority to vote on the particular proposal. For purposes of the Annual Meeting, however, there should not be any broker non-votes because a broker who holds shares in street name and does not receive voting instructions from the beneficial stockholder has discretionary authority to vote on both of the proposals to be considered at the Annual Meeting.

      Assuming the presence of a quorum at the Annual Meeting: (i) the affirmative vote of a plurality of the votes cast by holders of shares of Common Stock represented at the Annual Meeting and entitled to vote is required for the election of directors; and (ii) the affirmative vote of a majority of the shares of Common Stock represented at the Annual Meeting and entitled to vote is required for the ratification of Deloitte & Touche LLP as the Company's external auditor for the fiscal year ending December 31, 2004.


                                EXPLANATORY NOTE

      AHMIC was incorporated in July, 2003, under the laws of the State of Maryland. On December 3, 2003, through an internal reorganization, AHMIC became the parent company of American Home Mortgage Holdings, Inc. ("AHM Holdings"), which was a publicly owned company whose common stock traded on the Nasdaq National Market under the symbol "AHMH." Concurrent with the reorganization, Apex Mortgage Capital, Inc., a Maryland corporation ("Apex"), which operated as a real estate investment trust ("REIT"), merged with and into AHMIC, with AHMIC as the surviving corporation. In connection with these transactions, the Common Stock of the Company was exchanged for the outstanding shares of common stock of AHM Holdings and Apex, and the Company commenced operating in a manner allowing it to qualify as a REIT for federal income tax purposes. The Company's common stock began trading on the New York Stock Exchange ("NYSE") under the symbol "AHH" on December 4, 2003.

      As a result of the reorganization and merger, both completed on December 3, 2003, among other things: (i) AHM Holdings became a wholly owned subsidiary of the Company and ceased trading on the Nasdaq National Market, (ii) Apex ceased to exist, and (iii) the directors and executive officers of AHM Holdings at the time of completion of these transactions became the directors and executive officers of the Company. Accordingly, certain references in this Proxy Statement to the Company or to historical information relating to the Company, in each case relative to periods prior to December 3, 2003, generally apply to AHM Holdings.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

      As of April 23, 2004, there were 39,877,412 shares of Common Stock outstanding, and (other than Michael Strauss, the Company's Chairman of the Board, Chief Executive Officer and President, and the Company's other executive officers as a group) the Company was not aware of any stockholder beneficially owning more than 5% of the Company's outstanding Common Stock.

      The determination that there were no other persons, entities or groups known to the Company to beneficially own more than 5% of the Company's Common Stock was based on a review of all statements filed with respect to the Company since the beginning of the past fiscal year with the Securities and Exchange Commission (the "SEC") pursuant to Section 13(d) or 13(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act").


SECURITY OWNERSHIP OF MANAGEMENT

      The following table sets forth certain information regarding ownership of Common Stock as of April 23, 2004, by (i) each of the members of the Company's Board of Directors, (ii) each of the Company's executive officers named in the "Summary Compensation Table" under the caption "Executive Compensation" below, and (iii) all directors and executive officers of the Company as a group. Unless otherwise indicated, all shares were owned directly with sole voting and investment power.

                                                     Shares of Common Stock        Percent of Common Stock
Name and Address of Beneficial Owner (1)               Beneficially Owned           Beneficially Owned (2)
----------------------------------------            ------------------------     ---------------------------
Michael Strauss                                             4,242,106                          10.6%

John A. Johnston                                              326,778                              *

Nicholas R. Marfino                                            21,957                              *

Michael A. McManus, Jr.                                        18,793                              *

C. Cathleen Raffaeli                                           26,667                              *

Kenneth P. Slosser                                             76,667                              *

Irving J. Thau                                                      -- (3)                         -- (3)

Stephen A. Hozie                                                 8,500 (4)                         *

Donald Henig                                                    32,500 (5)

Dena L. Kwaschyn                                                32,500 (6)

James P. O'Reilly                                                   -- (7)                         -- (7)

All directors and executive officers as a group
(21 individuals (3)(7))                                      5,199,188                          13.0%

-------------

*     Represents less than 1%.

(1) Each individual listed in the table is a director or named executive officer of the Company, with an address at c/o American Home Mortgage Investment Corp., 520 Broadhollow Road, Melville, New York 11747.

(2) Ownership percentages are based on 39,877,412 shares of Common Stock outstanding as of April 23, 2004. Under the rules of the SEC, shares of common stock that an individual has a right to acquire within 60 days from April 23, 2004, pursuant to the exercise of options, warrants or other convertible securities, are deemed to be outstanding for the purpose of computing the percentage of ownership of such person, but are not deemed to be outstanding for the purpose of computing the percentage of ownership of any other person shown in the table.

(3)   Mr. Thau was appointed to the Board of Directors on April 27, 2004.

(4) This number includes currently exercisable options to purchase 7,500 shares of the Company's Common Stock.

(5) This number represents currently exercisable options to purchase 32,500 shares of the Company's Common Stock.

(6) This number includes currently exercisable options to purchase 10,000 shares of the Company's Common Stock, and options to purchase 12,500 shares of the Company's Common Stock that become exercisable on May 29, 2004. This number also includes 10,000 shares of Common Stock which Ms. Kwaschyn holds in joint tenancy.

(7) Mr. O'Reilly resigned from his position as the Company's Executive Vice President, Secondary Marketing, effective January 31, 2004.

                              CORPORATE GOVERNANCE

BOARD OF DIRECTORS

      The bylaws of the Company provide that the Board of Directors will consist of not less than three members nor more than 12 members, the exact number to be determined by resolution adopted by the affirmative vote of a majority of the Board of Directors of AHMIC. Currently, there are seven members on the Board of Directors, which is divided into three classes. Directors in each class are elected for a three-year term in staggered years.


MEETINGS OF THE BOARD OF DIRECTORS

      The Board of Directors of the Company held 12 meetings during 2003 and took action by written consent on 14 occasions. Each current director attended 75% or more of the aggregate number of meetings of the Board of Directors and Board committees on which he or she served that were held during such period. Those figures are based on meetings and written consents of the Board of Directors of both AHMIC and AHM Holdings, solely during the period in which each such company was publicly owned in 2003. As described above in this Proxy Statement under "Explanatory Note," on December 3, 2003, AHMIC became the parent company of AHM Holdings through an internal reorganization and acquired Apex by merger. Pursuant to the reorganization and merger, the members of the Board of Directors of AHM Holdings became the Board of Directors of AHMIC. Accordingly, the meetings of the Board of Directors and the actions by written consent referenced above include those by the Board of Directors of AHM Holdings until December 3, 2003, and include those by the Board of Directors of AHMIC from December 3, 2003 through December 31, 2003.

      Directors are encouraged, but are not required, to attend the Company's annual meetings of stockholders. Two directors attended the Company's 2003 Annual Meeting of Stockholders.


INDEPENDENCE OF THE BOARD OF DIRECTORS

      The Board of Directors of the Company has affirmatively determined that four of its seven directors, including all members of its Audit, Compensation and Nominating and Corporate Governance Committees, are "independent" as defined by the listing standards of the NYSE and all applicable rules and regulations of the SEC. The four independent directors are Nicholas R. Marfino, Michael A. McManus, Jr., C. Cathleen Raffaeli and Irving J. Thau.


EXECUTIVE SESSIONS OF NON-MANAGEMENT DIRECTORS

      Meetings of non-management directors will be scheduled to be held regularly throughout the year. Additional meetings may be scheduled by any non-management director. These non-management executive sessions may be chaired by any of the chairpersons of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. In this regard, the Company's current policy is to rotate the chairperson position at such sessions among the various committee chairpersons.


COMMUNICATIONS WITH DIRECTORS

      Stockholders and other interested parties may communicate directly with any director, including any non-management member of the Board of Directors, by writing to the attention of such individual at the following address:
American Home Mortgage Investment Corp., 520 Broadhollow Road, Melville, New York 11747.

      Communications that are intended for the non-management directors generally should be marked "Personal and Confidential" and sent to the attention of the Chair of the Nominating and Corporate Governance Committee. The Chair will distribute any communications received to the non-management member(s) to whom the communication is addressed. Communications that are intended for the whole Board should be sent to the attention of the Company's General Counsel and Secretary.

CORPORATE GOVERNANCE PRINCIPLES

      The Board of Directors adopted Corporate Governance Principles that, along with the charters of the various Board committees, provide the framework for the governance of the Company. The Nominating and Corporate Governance Committee is responsible for overseeing and reviewing the Corporate Governance Principles from time to time and recommending proposed changes to the Board for approval. The Corporate Governance Principles are available on the Company's website at http://www.americanhm.com. The Corporate Governance Principles are also available in print to anyone who requests them by writing to the Company at the following address: 520 Broadhollow Road, Melville, New York 11747, Attention:
General Counsel and Secretary.


CODE OF BUSINESS CONDUCT AND ETHICS

      All directors, officers and employees of the Company must act ethically and in accordance with the Company's Code of Business Conduct and Ethics (the "Code of Ethics"). The Code of Ethics satisfies the definition of "code of ethics" under the rules and regulations of the SEC and is available on the Company's website at http://www.americanhm.com. The Code of Ethics is also available in print to anyone who requests it by writing to the Company at the following address: 520 Broadhollow Road, Melville, New York 11747, Attention:
General Counsel and Secretary.


COMMITTEES OF THE BOARD OF DIRECTORS AND COMMITTEE MEETINGS

      The Board of Directors of the Company currently has three standing committees: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. The members and functions of these committees are described below. The Board of Directors has adopted written charters for each such committee, current versions of which are available on our website at http://www.americanhm.com and are attached to this Proxy Statement as Appendices A, B and C, respectively. The charters are also available in print to anyone who requests them by writing to the Company at the following address: 520 Broadhollow Road, Melville, New York 11747, Attention: General Counsel and Secretary.

      Audit Committee

      The Audit Committee assists the Board of Directors in monitoring: (i) the integrity of the financial statements of the Company, (ii) the qualifications and independence of the Company's external auditor, (iii) the performance of the Company's internal audit function and external auditor, (iv) the compliance by the Company with legal and regulatory requirements and (v) the processes by which management assesses and manages risk. The Audit Committee pre-approves all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by the external auditor, subject to the exceptions for non-audit services which are approved by the Audit Committee prior to the completion of the audit. The Amended and Restated Charter of the Audit Committee, which describes all of the Audit Committee's responsibilities, is attached to this Proxy Statement as Appendix A and is posted on the Company's website.

      During 2003, the Audit Committee held five meetings and did not take any action by written consent. The Audit Committee Report appears on page 16 of this Proxy Statement.

      Until February 24, 2003, the members of the Audit Committee were C. Cathleen Raffaeli, Nicholas R. Marfino, Michael A. McManus, Jr., and Kenneth P. Slosser. From February 24, 2003 until April 27, 2004, the members of the Audit Committee were Ms. Raffaeli and Messrs. Marfino and McManus. On April 27, 2004, Irving J. Thau was appointed to the Audit Committee and named as Chair of the Audit Committee.

      The Board of Directors has determined that each member of the Audit Committee satisfies the independence standards for Audit Committee membership as set forth in Section 10A(m)(3) of the Exchange Act and the rules promulgated thereunder. In addition, the Board of Directors has determined that Mr. Thau satisfies the SEC's criteria for an "audit committee financial expert."

      Compensation Committee

      The primary purpose of the Compensation Committee is (i) to review and approve corporate goals and objectives relevant to compensation of the Company's Chief Executive Officer ("CEO"), evaluate the CEO's performance in light of such goals, and determine and approve the salary, benefits and other compensation of the CEO, (ii) to review, with the CEO, the salaries, benefits and other compensation of the Company's other executive officers, (iii) to make recommendations to the Company's Board of Directors regarding the other executive officers' salaries, benefits, and other compensation, and (iv) to administer the Company's employee benefit plans. The Charter of the Compensation Committee, which describes all of the Compensation Committee's responsibilities, is attached to this Proxy Statement as Appendix B and is posted on the Company's website.

      During 2003, the Compensation Committee held one meeting and took action by written consent on one occasion. The Compensation Committee Report on Executive Compensation appears on page 22 of this Proxy Statement.

      Until February 24, 2003, the members of the Compensation Committee were C. Cathleen Raffaeli, Kenneth P. Slosser and Michael Strauss. From February 24, 2003 until November 11, 2003, the members of the Compensation Committee were Ms. Raffaeli and Mr. Slosser. As of November 12, 2003, the members of the Compensation Committee are Nicholas R. Marfino (Chair), Michael A. McManus, Jr., and Ms. Raffaeli.

      Nominating and Corporate Governance Committee

      The primary purpose of the Nominating and Corporate Governance Committee is to consider and make recommendations to the Board of Directors concerning the appropriate size, functions and needs of the Board of Directors. The responsibilities of the Nominating and Corporate Governance Committee also include, without limitation, identifying and nominating individuals qualified to become members of the Board, developing the Company's Corporate Governance Principles and overseeing the evaluation of the Board and management. The Charter of the Nominating and Corporate Governance Committee, which describes all of the Nominating and Corporate Governance Committee's responsibilities, is attached to this Proxy Statement as Appendix C and is posted on the Company's website.

      The Nominating and Corporate Governance Committee was formed in 2004 and, as such, did not hold any meetings in 2003.

      The members of the Nominating and Corporate Governance Committee are Michael A. McManus, Jr. (Chair), Nicholas R. Marfino and C. Cathleen Raffaeli.


COMPENSATION OF THE BOARD OF DIRECTORS

      Directors who are neither employees of the Company nor employees of its subsidiaries each will receive $3,000 per Board of Directors or committee meeting attended (except for committee meetings held on the same day as a Board meeting). In addition, commencing in 2004, the chairperson of the Audit Committee will receive an additional fee of $10,000 per year of service. Directors also are reimbursed for out-of-pocket expenses incurred in connection with their service as directors.

      The Compensation Committee (with Ms. Raffaeli abstaining) voted to award a $10,000 cash payment to Ms. Raffaeli in recognition of her outstanding service as Audit Committee Chair during 2003.

      Each non-employee director is eligible to be awarded non-qualified stock options and shares of restricted stock under the Company's 1999 Omnibus Stock Incentive Plan (the "Plan"). A recipient of restricted stock under the Plan is entitled to vote such stock and is entitled to all dividends paid on such stock, except that dividends paid in Common Stock or other property also will be subject to the same restrictions. In 2003, the Company did not award any non-qualified stock options or shares of restricted stock to any member of the Board of Directors.

      Directors who serve either as the Company's officers or employees or as officers or employees of any of its subsidiaries do not receive any additional compensation for their services as directors.


DIRECTOR NOMINATION PROCESS

      Role of the Nominating and Corporate Governance Committee

      In accordance with the Company's Corporate Governance Principles, the Nominating and Corporate Governance Committee considers director candidates based on criteria approved by the Board of Directors, including such individuals' backgrounds, skills, expertise, accessibility and availability to serve constructively and effectively on the Board. The Nominating and Corporate Governance Committee considers and evaluates director candidates based upon certain minimum qualifications set forth in the Charter of the Nominating and Corporate Governance Committee.

      The Nominating and Corporate Governance Committee may retain a director search firm to assist the Nominating and Corporate Governance Committee in identifying qualified director nominees. In addition, the Nominating and Corporate Governance Committee will consider potential nominees proposed by the Chairman of the Board, the CEO, any member of the Nominating and Corporate Governance Committee and any search firm engaged by any of the foregoing for the purpose of identifying potential candidates for Board membership. After identifying qualified individuals and conducting interviews, as appropriate, the Nominating and Corporate Governance Committee will recommend the selected individuals to the Board. In the event there is a vacancy on the Board between stockholders' meetings, the Nominating and Corporate Governance Committee will recommend one or more of the qualified individuals for appointment to the Board.

      Candidates Proposed by Stockholders

      The Nominating and Corporate Governance Committee has a policy to consider recommendations for director candidates submitted in good faith by stockholders. A stockholder recommending an individual for consideration by the Nominating and Corporate Governance Committee must provide (i) evidence in accordance with Rule 14a-8 of the Exchange Act of compliance with the stockholder eligibility requirements, (ii) the written consent of the candidate(s) for nomination as a director, (iii) a resume or other written statement of the qualifications of the candidate(s) for nomination as a director and (iv) all information regarding the candidate(s) and the stockholder that would be required to be disclosed in a proxy statement filed with the SEC if the candidate(s) were nominated for election to the Board, including, without limitation, name, age, business and residence address and principal occupation or employment during the past five years. Stockholders should send the required information to the Company at 520 Broadhollow Road, Melville, New York 11747, Attention: General Counsel and Secretary.

      In order for a recommendation to be considered by the Nominating and Corporate Governance Committee for the 2005 Annual Meeting of Stockholders, the Company's General Counsel and Secretary must receive the recommendation no later than 5:00 p.m. local time on January 4, 2005. Such recommendations must be sent via registered, certified or express mail (or other means that allows the stockholder to determine when the recommendation was received by the Company). The Company's General Counsel and Secretary will send properly submitted stockholder recommendations to the Nominating and Corporate Governance Committee for consideration at a future meeting of the Nominating and Corporate Governance Committee. Individuals recommended by stockholders in accordance with these procedures will receive the same consideration as other individuals evaluated by the Nominating and Corporate Governance Committee.

      Stockholder Nominations

      In addition, the Company's bylaws permit stockholders to nominate directors to be voted upon at an annual meeting of stockholders or at a special meeting at which directors are to be elected in accordance with the notice of meeting. Stockholders intending to nominate a person for election as a director must comply with the requirements set forth in the Company's bylaws, which were filed as Exhibit 3.2 to the Company's Annual Report on Form 10-K for the period ended December 31, 2003, and can also be obtained, without charge, upon written request to the Company at 520 Broadhollow Road, Melville, New York 11747,
Attention: General Counsel and Secretary. The bylaws generally require, among other things, that the Company receive written notification from the record stockholder containing the information described in the section above and any other information required by the bylaws no earlier than February 16, 2005 or later than March 18, 2005.

PROPOSAL I - ELECTION OF DIRECTORS

      John A. Johnston, whose term expires at the Annual Meeting, is a Class II director and has been nominated for re-election to the Board of Directors to hold office for a three-year term expiring at the 2007 Annual Meeting of Stockholders and until his successor has been duly elected and qualified. Mr. Johnston has consented to be named as a nominee and, if elected, to serve as a director.

      Michael A. McManus, Jr., whose term expires at the Annual Meeting, is a Class II director and has been nominated for re-election to the Board of Directors to hold office for a three-year term expiring at the 2007 Annual Meeting of Stockholders and until his successor has been duly elected and qualified. Mr. McManus has consented to be named as a nominee and, if elected, to serve as a director.

      Irving J. Thau was appointed to the Board of Directors on April 27, 2004, as a Class III director to fill a vacancy created on the Board of Directors resulting from an increase in the number of directors from six to seven. Under
Section 2-407 of the Maryland General Corporation Law and AHMIC's charter, a director appointed by the Board of Directors to fill such a vacancy serves until the next annual meeting of stockholders and until his successor is duly elected and qualified. Accordingly, Mr. Thau's current term of office expires at the Annual Meeting, and he has been nominated for election to the Board of Directors to serve as a Class III director, whose term of office, if so elected, will expire at the 2005 Annual Meeting of Stockholders and until his successor has been duly elected and qualified. Mr. Thau has consented to be named as a nominee and, if elected, to serve as a director.

      If any of the nominees named above is unable to or unwilling to serve as a director, the enclosed proxy will be voted for such other person or persons as the Board of Directors may recommend. Management of AHMIC does not anticipate that such an event will occur.

INFORMATION ABOUT THE NOMINEES, THE CONTINUING DIRECTORS AND EXECUTIVE AND OTHER KEY OFFICERS OF THE COMPANY

      The table below sets forth the names and ages of the current directors, including the nominees, and the executive and other key officers of AHMIC, as well as the position(s) and office(s) held by those individuals. A summary of the background and experience of each of those individuals is set forth after the table.


                              Name                                Age                           Position(s)
---------------------------------------------------------------   ----   ----------------------------------------------------------
DIRECTOR NOMINEES - CLASS II
(WHOSE TERMS EXPIRE IN 2004):
John A. Johnston                                                    50  Director  and President, Western Division
Michael A. McManus, Jr.                                             61  Director

DIRECTOR NOMINEE - CLASS III
(WHOSE TERM EXPIRES IN 2004)

Irving J. Thau                                                      64  Director

CONTINUING DIRECTORS - CLASS III
(WHOSE TERMS EXPIRE IN 2005):
Michael Strauss                                                     45  Chairman of the Board, Chief Executive Officer and President
Nicholas R. Marfino                                                 48  Director

CONTINUING DIRECTORS - CLASS I
(WHOSE TERMS EXPIRE IN 2006):
C. Cathleen Raffaeli                                                47 Director
Kenneth P. Slosser                                                  40 Director

EXECUTIVE AND OTHER KEY OFFICERS WHO ARE NOT DIRECTORS:
Kenneth Alverson                                                    47 Executive Vice President and Chief Administrative Officer
Ronald L. Bergum                                                    42 Executive Vice President, Western Division
Robert Bernstein                                                    38 Senior Vice President and Controller
Chris Cavaco                                                        35 Executive Vice President and Chief Information Officer
Doug Douglas                                                        56 Executive Vice President, Business Processes
Thomas J. Fiddler                                                   38 Executive Vice President, Eastern Division
Mark Filler                                                         44 Executive Vice President, Mergers and Acquisitions
Donald Henig                                                        45 Executive Vice President, Wholesale and Internet Lending
Alan B. Horn                                                        51 Executive Vice President and General Counsel and Secretary
Stephen A. Hozie                                                    45 Executive Vice President and Chief Financial Officer
Robert F. Johnson, Jr.                                              31 Executive Vice President, Capital Markets (1)
Dena L. Kwaschyn                                                    43 Executive Vice President, Operations
John A. Manglardi                                                   50 President, Eastern Division
Thomas M. McDonagh                                                  39 Executive Vice President and Chief Investment Officer
James P. O'Reilly                                                   50 Executive Vice President, Secondary Marketing (2)
Ronald Rosenblatt                                                   57 Executive Vice President, Sales Support and Development

----------------------

(1) Mr. Johnson was promoted from Senior Vice President to his current position after the resignation of James P. O'Reilly.

(2) During 2003, Mr. O'Reilly served as the Company's Executive Vice President, Secondary Marketing. Mr. O'Reilly resigned from such position effective January 31, 2004.

      Director Nominees - Class II

      John A. Johnston. Mr. Johnston has served as the Company's President, Western Division, since January, 2003. Mr. Johnston joined the Company as a result of the Company's acquisition of Marina Mortgage Company, Inc. ("Marina"), where Mr. Johnston served as Chief Executive Officer since 1991. The Company acquired Marina on December 29, 1999, and Mr. Johnston continued to serve as Chief Executive Officer of Marina since such date. Mr. Johnston has been one of the Company's directors since March 2000.

      Michael A. McManus, Jr. Mr. McManus has served on the Company's Board of Directors since December, 2001. Since October 30, 1998, Mr. McManus has served as President and Chief Executive Officer of

Misonix, Inc., a medical equipment manufacturer. Before that time, he served as President and Chief Executive Officer of New York Bancorp Inc. from 1991 through March 1998 and as a director of that company from 1990 through March 1998. Mr. McManus also served as President and Chief Executive Officer of Home Federal Savings Bank, the principal subsidiary of New York Bancorp Inc., from February 1995 through March 1998. Currently, Mr. McManus serves on the boards of directors of NWH, Inc., a telecommunications holding firm, Novavax, Inc., a pharmaceuticals manufacturer, and LQ Corporation, Inc., which is currently a non-operating publicly reporting company traded on The Nasdaq OTC Bulletin Board.

      Director Nominee - Class III

      Irving J. Thau. Mr. Thau was appointed to the Company's Board of Directors on April 27, 2004. Mr. Thau is a Certified Public Accountant and, from 1962 to 1995, he held various positions with Ernst & Young LLP, where his primary responsibilities were directing and providing accounting, auditing, and business advisory services to publicly held and privately owned organizations. He was admitted to partnership in 1974, and most recently served as Ernst & Young's West Region Director of Financial Advisory Services. In 1995, Mr. Thau founded Thau and Associates, Inc., a financial consulting company of which he currently serves as President. Currently, Mr. Thau serves on the board of directors of American Vanguard Corporation, and is the chair of its audit committee and a member of its nominating and corporate governance committee. Mr. Thau was nominated as a director by Michael Strauss, the Company's Chairman of the Board, Chief Executive Officer and President.

      Continuing Directors - Class III

      Michael Strauss. Mr. Strauss has served as the Chairman of the Board of Directors, Chief Executive Officer and President of the Company since its founding and initial public offering in 1999. In addition, Mr. Strauss served as Chairman of the Board of Directors, Chief Executive Officer and President of the Company's predecessor corporation since its founding by Mr. Strauss in 1988. He is responsible for the Company's strategic direction as well as overseeing its day-to-day operations.

      Nicholas R. Marfino. Mr. Marfino has served on the Company's Board of Directors since July, 2001. Since October, 2001, Mr. Marfino has been Vice President of Adirondack Electronic Markets, LLC, where he manages and supervises institutional equity option sales and brokerage. Prior to that time, Mr. Marfino was employed at Ladenburg Thalmann & Co., Inc., an investment bank and securities dealer, from September, 1993 until September, 2001.

      Continuing Directors - Class I

      C. Cathleen Raffaeli. Ms. Raffaeli has served on the Company's Board of Directors since October, 1999. She is currently the President and Chief Executive Officer of UNext LLC, an online education company, a position she has held since February 23, 2004. From September, 2002 until February, 2004, Ms. Raffaeli served as Managing Partner of the Hamilton White Group, LLC, a financial advisory firm. From December, 1998 until September, 2002, Ms. Raffaeli was the President and Chief Operating Officer of ProAct Technologies Corp., an e-commerce company majority owned by IXL Enterprises, a Nasdaq National Market-listed Internet services company. Prior to joining ProAct Technologies Corp., Ms. Raffaeli was the Executive Director of the commercial credit card division of Citicorp from 1994. From 1992 to 1994, Ms. Raffaeli served as Senior Vice President of Chemical Bank, where she was responsible for its New York retail mortgage and national telemarketing business. Ms. Raffaeli is a director of E*TRADE Group, Inc., an online brokerage.

      Kenneth P. Slosser. Mr. Slosser was appointed to the Company's Board of Directors in March, 2000. Since 1998, Mr. Slosser has been a Managing Director of the Investment Banking and Corporate Finance Department of the investment bank Friedman, Billings, Ramsey & Co., Inc. From December 1996 until 1998, Mr. Slosser was a Senior Vice President of Friedman, Billings, Ramsey & Co., Inc. From August, 1990 through November, 1996, Mr. Slosser served as Assistant Regional Director for the Office of Thrift Supervision, a division of the U.S. Treasury Department responsible for the oversight and examination of savings institutions. From June, 1986 through August, 1990, he served in various other capacities with the Office of Thrift Supervision and its predecessor agencies.

      Executive Officers

      Kenneth Alverson. Mr. Alverson joined the Company in August, 2003 as Executive Vice President and Chief Administrative Officer. Previously, Mr. Alverson was a Partner in the Financial Services Industry, Strategy and Operations Group, at Deloitte Consulting from 2000 to August, 2003. From 1998 to 2000, Mr. Alverson served as Principal in the Financial Services Group of Mitchell Madison Group, a professional services consulting company. Prior to that, from 1995 until 1997, Mr. Alverson served as Chief Financial Officer at Dime-North American Mortgage, a mortgage banking company, and from 1994 until 1995 as Chief Administrative Officer of the Mortgage Division of First Fidelity Bank.

      Ronald L. Bergum. Mr. Bergum has served as the Company's Executive Vice President, Western Division, since January 2003. Mr. Bergum joined the Company as a result of the Company's acquisition of Marina, where Mr. Bergum served as President since 1994. The Company acquired Marina on December 29, 1999, and Mr. Bergum continued to serve as President of Marina since that date.

      Robert Bernstein. Mr. Bernstein joined the Company in December, 2002 as Controller. He has served as the Company's Senior Vice President and Controller since April, 2003. From January, 2001 to February, 2002, he served as Chief Financial Officer of GreenPoint Mortgage. Mr. Bernstein has worked in various positions at GreenPoint Mortgage and GreenPoint Bank for 15 years.

      Chris Cavaco. Mr. Cavaco joined the Company in November, 2000 and served as its Chief Technology Officer until April, 2001, when he became the Company's Chief Information Officer. Since April, 2003, Mr. Cavaco has served as the Company's Executive Vice President and Chief Information Officer. Prior to joining the Company, Mr. Cavaco worked for MCI WorldCom Wireless from June, 1997 as the Network and Systems Manager and, later, Applications Development Manager. From 1991 until June, 1997, Mr. Cavaco was self-employed as an information system consultant.

      Doug Douglas. Mr. Douglas joined the Company in June, 2002 as Executive Vice President, Business Processes, through the Company's acquisition of Columbia National, Incorporated ("Columbia") in June, 2002, where he served as Chief Financial Officer since August, 1971. His prior roles at Columbia were in secondary marketing, technology and both commercial and FHA multi-family loan origination. Previously, he served as President of Columbia Real Estate Investments, a publicly owned real estate investment trust managed by Columbia.

      Thomas J. Fiddler. Since January, 2003, Mr. Fiddler has served as the Company's Executive Vice President, Eastern Division. Mr. Fiddler served as the Company's Executive Vice President, Sales and Marketing, since the Company acquired First Home Mortgage Corp. ("First Home") in June, 2000. From 1997 to June, 2000, Mr. Fiddler served as First Home's Vice President, Sales.

      Mark Filler. In January, 2003, Mr. Filler joined the Company as Executive Vice President, Mergers and Acquisitions. Since September, 2001, Mr. Filler has also served as a Principal with Division Sales International, a wholesale distributions company. Previously, Mr. Filler has also served as Chief Executive Officer of Prism Financial Corporation ("Prism"), a mortgage banking company, from December, 1999 to June, 2001 and President from September, 1998 to June, 2001. While at Prism, he sourced and negotiated numerous acquisitions during his eight-year tenure.

      Donald Henig. Mr. Henig has served as the Company's Executive Vice President, Wholesale and Internet Lending, since April 1, 2004. From April, 2003 through December, 2003, Mr. Henig served as the Company's Executive Vice President, Alternative Channels Division. Mr. Henig joined the Company in February, 2001 as Senior Vice President, New Sales Channels. From February, 2000 until February, 2001, Mr. Henig served as Senior Vice President at LoanTrader.com, where he was responsible for business development and corporate relations. From October, 1999 until February, 2000, Mr. Henig was Managing Director - National Account Sales and Eastern Region Manager of Ultraprise.com, an online secondary market exchange. Between 1997 and 1999, Mr. Henig served as Senior Vice President, National Sales and Director of Lender Relations at MtgPro, Inc. In 1995, Mr. Henig founded Mortgage Tech Group, LTD., a multistate mortgage origination franchise, and he served as President of that company until 1997. From 1985 until 1995, Mr. Henig served as President of Island Mortgage Network, Inc., a company that he founded.

      Alan B. Horn. Mr. Horn joined the Company in January, 2003 as General Counsel and Secretary. He has served as the Company's Executive Vice President and General Counsel and Secretary since April, 2003. From November, 2001 to December, 2002, Mr. Horn was a Partner and Chair of the New York Financial Institutions Practice Group for Greenberg Traurig, LLP. From October, 1989 to July, 2001, Mr. Horn served as General Counsel and Chief Compliance Officer for European American Bank ("EAB"), where he oversaw overall legal strategy and was directly involved in the development and implementation of strategic initiatives. Mr. Horn served as a staff and managing attorney in EAB's legal department from May, 1985 to October, 1989.

      Stephen A. Hozie. Mr. Hozie joined the Company in March, 2002 as Chief Financial Officer. He has served as the Company's Executive Vice President and Chief Financial Officer since April, 2003. From May, 1998 until January, 2002, Mr. Hozie served as Senior Vice President, Finance, and then as Deputy Chief Financial Officer, of Fleet Mortgage Group. Mr. Hozie was Vice President of Mellon Mortgage Company from April, 1997 until April, 1998.

      Robert F. Johnson, Jr. Mr. Johnson joined the Company in May, 2001 as Vice President, Secondary Marketing. He has served as the Company's Executive Vice President, Capital Markets, since January, 2004. Prior to joining the Company, Mr. Johnson worked for ComNet Mortgage Services, a division of Commonwealth Bank, in Norristown, Pennsylvania, from July, 1994 to April, 2001 in various secondary marketing positions. He also served as Vice President, Secondary Marketing, and as a voting member of Commonwealth Bank's Asset Liability Committee from February, 2000 to April, 2001.

      John A. Johnston. See narrative description under the caption "Director Nominees - Class II" above.

      Dena L. Kwaschyn. Ms. Kwaschyn has served as the Company's Executive Vice President, Operations, since April, 2003. She joined the Company in February, 2001 as Senior Vice President, Operations. From April, 2000 to February, 2001, Ms. Kwaschyn served as Director of Operations for L'Argent Mortgage Bankers. From April, 1999 until March, 2000, Ms. Kwaschyn was a self-employed consultant to various mortgage banking firms. Ms. Kwaschyn was Executive Vice President, Director of Mortgage Lending, from September, 1997 until April, 1999 at Long Island Savings Bank, having first served as Long Island Savings Bank's Director of Operations of the Mortgage Division from February, 1986 through September, 1997.

      John A. Manglardi. Mr. Manglardi has served as the Company's President, Eastern Division, since January, 2003. Prior to that time, Mr. Manglardi was employed by the Company as Senior Executive Vice President since the Company acquired First Home in June, 2000. Prior to the acquisition, he served as President and Chief Executive Officer of First Home since his co-founding of that company in 1994. Mr. Manglardi is directly involved in the day-to-day operations of the management, administration and expansion of the Company's First Home sales network.

      Thomas M. McDonagh. Mr. McDonagh joined the Company on June 30, 2003 as Executive Vice President and Chief Investment Officer. Prior to that time, Mr. McDonagh served as a Portfolio Manager for CalPERS from 1999 until June, 2003. During that time, his responsibilities included, among other things, managing portfolios of structured products such as mortgage-backed securities, asset-backed securities and collateralized mortgage-backed securities. From 1997 until 1999, Mr. McDonagh served as Chief Investment Officer of Vanderbilt Capital Advisors.

      Ronald Rosenblatt. Mr. Rosenblatt has served as the Company's Executive Vice President, Sales Support and Development, since January, 2004. Mr. Rosenblatt joined the Company as Senior Vice President, Sales Support and Development, in March, 2003, when the Company acquired the former retail group of Principal Residential Mortgage Inc. ("Principal Residential Mortgage"), a division of The Principal Financial Group. Mr. Rosenblatt served as Vice President and Head of Retail Lending for Principal Residential Mortgage from January, 2000 through March, 2003, and in such capacity oversaw all sales and operations, including training, recruiting and all policy development and implementation, for the retail channel. From June, 1999 until January, 2000, Mr. Rosenblatt served as Regional Sales Manager for Wells Fargo Mortgage in Illinois and Northwest Indiana. From

January, 1995 until June, 1999, he was the Area Sales Manager in Iowa for Wells Fargo Mortgage (formerly Norwest Mortgage).

      Michael Strauss. See narrative description under the caption "Continuing Directors - Class III" above.

--------------------------------------------------------------------------------

                             AUDIT COMMITTEE REPORT

      The members of the Audit Committee have been appointed by the Board of Directors. The Audit Committee is governed by a charter (attached as Appendix A to the Proxy Statement of which this Audit Committee Report is a part) that has been approved and adopted by the Board of Directors and which will be reviewed and reassessed annually by the Audit Committee. The Audit Committee comprises three directors, each of whom satisfies the independence requirements of the New York Stock Exchange and the Securities and Exchange Commission ("SEC").

      The following Audit Committee Report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates this Audit Committee Report by reference therein.

      The Audit Committee assists the Board of Directors in monitoring: (1) the integrity of the financial statements of the Company, (2) the qualifications and independence of the Company's external auditor, (3) the performance of the Company's internal audit function and external auditor, (4) the compliance by the Company with legal and regulatory requirements and (5) the processes by which management assesses and manages risk.

      Management is responsible for the preparation and integrity of the Company's financial statements. The Audit Committee reviewed the Company's audited financial statements for the year ended December 31, 2003, and met with both management and the Company's external auditor to discuss those financial statements. Management and the external auditor have represented to the Audit Committee that the financial statements were prepared in accordance with accounting principles generally accepted in the United States of America.

      The Audit Committee has received from and discussed with the Company's external auditor the written disclosure and letter regarding the external auditor's independence from the Company as required by Independence Standards Board Standard No. 1. The Audit Committee has also discussed with the external auditor any matters required to be discussed by Statement on Auditing Standards No. 61.

      Based upon these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2003, for filing with the SEC. The Audit Committee has elected, and the Board of Directors has ratified, subject to stockholder approval, the selection of the Company's external auditor for the year ended December 31, 2004.

      Respectfully submitted,
      The Audit Committee*

      C. Cathleen Raffaeli, Chair
      Nicholas R. Marfino
      Michael A. McManus, Jr.



* As of April 27, 2004, the current members of the Audit Committee are Irving J. Thau (Chair), Nicholas R. Marfino, Michael A. McManus, Jr., and
      C. Cathleen Raffaeli.

--------------------------------------------------------------------------------

                             EXECUTIVE COMPENSATION

      The following table sets forth certain summary information concerning compensation paid by the Company during 2003 to or on behalf of the Chief Executive Officer and to each of the Company's four most highly compensated executive officers other than the Chief Executive Officer who were serving as executive officers as of December 31, 2003.


                           SUMMARY COMPENSATION TABLE

                                            Annual Compensation             Long Term Compensation Awards
                                        ------------------------------- -------------------------------------

                                                              Other                    Securities
                                                              Annual     Restricted    Underlying       LTIP     All Other
                                        Salary     Bonus     Compen-       Stock      Options/SARs    Payouts     Compen-
Name and Principal Position      Year   ($)(1)      ($)     sation ($)     Awards         (#)           ($)      sation ($)
------------------------------   ----   -------   -------   ----------   ----------   ------------    --------   ----------
Michael Strauss (2)              2003   350,000   600,000       --           --          162,813         --       30,322 (3)
   Chairman of the Board,        2002   335,427      --         --           --             --           --       21,540
   Chief Executive Officer       2001   335,417      --         --           --             --           --        7,180
   and President

James P. O'Reilly (4)            2003   197,051   925,056       --           --             --           --        3,763
   Executive Vice President,     2002   191,026   836,253       --           --             --           --        6,000
   Secondary Marketing           2001   191,663   932,288       --           --             --           --        6,000

Stephen A. Hozie                 2003   304,167   337,500       --           --           20,000         --       48,665 (5)
   Executive Vice President      2002   173,365   375,000       --           --           15,000         --       23,776
   and Chief Financial Officer   2001      --        --         --           --             --           --         --

Donald Henig                     2003   300,000   300,000       --           --             --           --        6,506 (6)
   Executive Vice President,     2002   284,376   200,000       --           --           25,000         --        4,879
   Wholesale and Internet        2001   227,404   106,250       --           --           40,000         --         --
   Lending

Dena L. Kwaschyn                 2003   335,125    90,000       --           --           25,000         --       10,440 (7)
   Executive Vice President,     2002   287,625    90,000       --           --             --           --         --
   Operations                    2001   219,666   108,000       --           --           20,000         --         --

-------------

(1) For each year noted above, an officer's reported salary may be less than appears in his or her employment agreement because of a change in the Company's payroll practices that resulted in salary earned in December of each such year being paid in January of the following year.

(2) In addition, before AHM Holdings' initial public offering, American Home Mortgage Corp. ("AHMC"), AHM Holdings' predecessor and current subsidiary, elected to be treated for income tax purposes as an S corporation. In connection with the initial public offering, AHMC distributed to Mr. Strauss, its sole stockholder at such time, a promissory note in the amount of $7.8 million, which note has since been paid in full, in respect of AHMC's previous S corporation earnings. In connection with that distribution, AHM Holdings agreed to indemnify Mr. Strauss, on an after-tax basis, from all liability for AHM Holdings' taxes and those of AHMC with respect to the period after the initial public offering.

(3) Primarily represents Mr. Strauss' allowance for automobile and related expenses.

(4) Mr. O'Reilly resigned as the Company's Executive Vice President, Secondary Marketing, effective January 31, 2004.

(5)   Represents Mr. Hozie's allowance for automobile and housing expenses.

(6)   Represents Mr. Henig's automobile allowance.

(7)   Represents Ms. Kwaschyn's automobile allowance.

Stock Option Grants and Exercises During the Last Fiscal Year

      The following table sets forth information concerning stock option grants made during 2003 to the executive officers named in the "Summary Compensation Table," including the present value of each grant on the date of grant, estimated using the Black-Scholes option-pricing model. This pricing model is for illustration purposes only and is not intended to predict the future price of the Common Stock. The actual future value of the options will depend on the market value of the Common Stock.

                   STOCK OPTION GRANTS IN FISCAL YEAR 2003

                                        Individual Grants
---------------------------------------------------------------------------------------------------


                              Number of
                             Securities       Percent of Total
                             Underlying         Options/SARs        Exercise                             Grant Date
                            Options/SARs         Granted to           Price          Expiration        Present Value
Name                           Granted          Employees (%)       ($/Share)           Date              ($) (1)
------------------------    --------------    ------------------   ------------    ----------------    ---------------
Michael Strauss (2)                 --                --                 --                --                    --
James P. O'Reilly                   --                --                 --                --                    --
Stephen A. Hozie                20,000              6.17              10.06          04/03/13                66,180
Donald Henig                        --                --                 --                --                    --
Dena L. Kwaschyn                25,000              7.71              13.14          05/20/13               108,060

-------------

(1) The present value of the options granted is estimated using the Black-Scholes option-pricing model with the following weighted-average assumptions used for the 2003 grants:

      Dividend yield             3.0 %
      Expected volatility       51.0 %
      Risk-free interest rate    5.0 %
      Expected life                3 years

(2) Mr. Strauss was awarded options to purchase 162,813 Shares of Common Stock as compensation for services in 2003. However, these options were granted in 2004 and as such are not reflected in the table.

      The following table sets forth certain summary information concerning exercised and unexercised options to purchase AHMIC's Common Stock as of December 31, 2003 held by the executive officers named in the "Summary Compensation Table."

                   STOCK OPTION EXERCISES IN FISCAL YEAR 2003
                        AND FISCAL YEAR-END OPTION VALUES

                                                             Number of Shares Underlying      Value of Unexercised
                                                               Unexercised Options/SARs    In-The-Money Options/SARs
                                                                         Held                at Fiscal Year-End ($)
                                                                at Fiscal Year-End (#)
                                                             ---------------------------  --------------------------
                            Acquired on         Value
Name                        Exercise (#)     Realized ($)    Exercisable  Unexercisable   Exercisable  Unexercisable
------------------------   -------------    -------------    -----------  -------------   -----------  -------------
Michael Strauss                    --               --              --         --                --           --

James P. O'Reilly                  --               --              --         --                --           --

Stephen A. Hozie                   --               --              --      35,000 (1)           --      370,650 (2)

Donald Henig                   20,000          106,250              --      45,000 (3)           --      562,950 (4)

Dena L. Kwaschyn               10,000          155,950              --      35,000 (5)           --      388,100 (6)

-------------

(1) Mr. Hozie holds 35,000 stock options, of which (i) 7,500 became exercisable on March 25, 2004, with an exercise price of $14.40 per share,
      (ii) 7,500 become exercisable on March 25, 2005, with an exercise price of $14.40 per share, (iii) 10,000 become exercisable on April 4, 2005, with an exercise price of $10.06 per share, and (iv) 10,000 become exercisable on April 4, 2006, with an exercise price of $10.06 per share.

(2) The closing price of AHMIC's Common Stock at December 31, 2003 was $22.51. Accordingly, all of Mr. Hozie's 35,000 stock options were in-the-money as of December 31, 2003. The value of the unexercised in-the-money stock options held by Mr. Hozie at year-end 2003 is calculated by multiplying the number of stock options held by the difference between the exercise price per share of such stock options and the closing price of AHMIC's Common Stock.

(3) Mr. Henig holds 45,000 stock options, of which (i) 12,500 became exercisable on February 5, 2004, with an exercise price of $13.00 per share, (ii) 20,000 became exercisable on February 5, 2004, with an exercise price of $6.25 per share, and (iii) 12,500 become exercisable on February 5, 2005, with an exercise of $13.00 per share.

(4) The closing price of AHMIC's Common Stock at December 31, 2003 was $22.51. Accordingly, all of Mr. Henig's 45,000 stock options were in-the-money as of December 31, 2003. The value of the unexercised in-the-money stock options held by Mr. Henig at year-end 2003 is calculated by multiplying the number of stock options held by the difference between the exercise price per share of such stock options and the closing price of AHMIC's Common Stock.

(5) Ms. Kwaschyn holds 35,000 stock options, of which (i) 10,000 became exercisable on February 26, 2004, with an exercise price of $7.13 per share, (ii) 12,500 become exercisable on May 29, 2004, with an exercise price of $13.14 per share, and (iii) 12,500 become exercisable on May 29, 2005, with an exercise price of $13.14 per share.

(6) The closing price of AHMIC's Common Stock at December 31, 2003 was $22.51. Accordingly, all of Ms. Kwaschyn's 35,000 stock options were in-the-money as of December 31, 2003. The value of the unexercised in-the-money stock options held by Ms. Kwaschyn at year-end 2003 is calculated by multiplying the number of stock options held by the difference between the exercise price per share of such stock options and the closing price of AHMIC's Common Stock.

EQUITY COMPENSATION PLAN INFORMATION

      The following table sets forth certain information as of December 31, 2003, with respect to the Company's equity compensation plans under which shares of the Company's Common Stock may be issued.

                      EQUITY COMPENSATION PLAN INFORMATION


                                                                                            Number of Securities
                                                                                           Remaining Available for
                                Number of Securities to                                     Future Issuance Under
                                be Issued Upon Exercise     Weighted Average Exercise     Equity Compensation Plan
                                of Outstanding Options,        Price of Outstanding         (Excluding Securities
Plan Category                     Warrants and Rights      Options, Warrants and Rights   Reflected in Column (a))
--------------------------------------------------------------------------------------------------------------------
                                          (a)                           (b)                           (c)
Equity compensation plans
approved by security
holders........................           958,866                      $11.11                      1,315,024


Equity compensation plans
not approved by security
holders........................               N/A                         N/A                            N/A


         Total.................           958,866                      $11.11                      1,315,024

Employment Arrangements

      The Company is a party to employment agreements with certain of its executive officers and directors. The following is a summary of the key terms of the Company's employment agreements with its Chief Executive Officer and the four most highly compensated executive officers of the Company during the year ended December 31, 2003. The Company's employment agreements with the following individuals were assumed by the Company upon consummation of the internal reorganization with AHM Holdings and the merger with Apex.

      The Company's employment agreement with Michael Strauss, its Chairman of the Board, Chief Executive Officer and President, provides for an annual base salary of $350,000 commencing January 1, 2000, and a discretionary bonus. The agreement has an initial term of three years and will automatically renew for additional one-year terms, provided that either party may terminate the agreement upon 12-months' notice before the expiration date. The employment agreement contains covenants not to compete for a period ending on the first anniversary of the termination of Mr. Strauss' employment. If (i) the Company terminates the agreement for any reason other than for cause or upon Mr. Strauss' disability, (ii) Mr. Strauss terminates his employment for good reason or (iii) in connection with or following a change in control, Mr. Strauss' position is eliminated or Mr. Strauss no longer serves as the Company's Chief Executive Officer with power, authority and responsibility attendant to such office, then the Company must pay him a lump sum payment equal to 299% of his base salary, plus the average of his annual incentive award over the preceding five years.

      The Company's employment agreement with Stephen A. Hozie, its Executive Vice President and Chief Financial Officer, provides for (i) a base salary of not less than $325,000 per year, (ii) a potential objective achievement bonus of not less than $175,000, (iii) a management evaluation bonus targeted at $75,000, and (iv) a potential company performance award of not less than $75,000. Under the agreement, the minimum and maximum cumulative bonus paid to Mr. Hozie pursuant to (ii), (iii) and (iv) is $162,500 and $487,500, respectively. The term of employment is indefinite and employment is at will, terminating four weeks after Mr. Hozie's resignation or the Company's discharge of Mr. Hozie, as applicable. Mr. Hozie is entitled to certain fringe benefits and the reimbursement of work-related expenses. The agreement provides for an option grant of 20,000 shares of common stock upon execution and the grant of up to an additional 32,000 options under certain circumstances. The agreement also provides for severance payments upon Mr. Hozie's resignation after a "change of control" of the Company, but these provisions have expired and are no longer in effect. The employment agreement contains non-solicitation covenants for a period of six months following the termination of the agreement.

      The Company's current employment agreement with Donald Henig, its Executive Vice President, Wholesale and Internet Lending, provides for (i) a base salary of not less than $400,000 per year, (ii) a potential objective monthly achievement bonus of 0.001% of certain loans originated by the Company, and (iii) a performance award equal to 4% of the profits from certain loans originated by the Company. The term of employment is indefinite and employment is at will, terminating four weeks after the earlier of Mr. Henig's resignation or the Company's discharge of Mr. Henig. If the Company discharges Mr. Henig without cause, the Company will pay Mr. Henig a severance amount equal to three months of his base salary.

      The Company entered into an employment agreement with Dena L. Kwaschyn, its Executive Vice President, Operations, on January 19, 2001. However, the term of Ms. Kwaschyn's employment under the agreement was February 26, 2001 through February 25, 2003 and, as such, neither Ms. Kwaschyn nor the Company are bound by the terms of the agreement.

--------------------------------------------------------------------------------

           COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

      The primary purpose of the Compensation Committee is (i) to review and approve corporate goals and objectives relevant to compensation of the Company's Chief Executive Officer ("CEO"), evaluate the CEO's performance in light of such goals, and determine and approve the salary, benefits, and other compensation of the CEO, (ii) to review, with the CEO, the salaries, benefits and other compensation of the Company's other executive officers, and (iii) to make recommendations to the Company's Board of Directors regarding the other executive officers' salaries, benefits and other compensation. The Compensation Committee also administers the Company's 1999 Omnibus Stock Incentive Plan, as amended (the "Plan"), and determines awards to be made under the Plan to the Company's directors and executive officers. Awards made under the Plan, including awards made to the Company's directors and executive officers, have been approved by the Company's Board of Directors.

      The Compensation Committee met once in 2003. At that meeting, the Compensation Committee agreed to consider the engagement of an outside compensation consultant to review the CEO's compensation and agreed to review a cumulative report of awards made under the Plan.

      The following Compensation Committee Report describes the considerations that have guided, or will guide, the Compensation Committee in assessing executive compensation.

      Philosophy

      The goal of the Compensation Committee is to provide competitive levels of compensation that integrate pay with the Company's short-term and long-term performance goals, reward corporate performance, and recognize individual initiative and achievement. It is anticipated that these policies will help the Company to continue to attract and retain quality personnel and thereby enhance the Company's long-term profitability and share value.

      Executive compensation ranges will be designed to be competitive with (i) those amounts paid to senior executives at mortgage REITs and mortgage banks that compete with the Company, (ii) companies that are similar in size and profitability to the Company, and (iii) companies with which the Company competes for senior executives. Within this framework, individual executive compensation will continue to be based on personal and corporate achievement and the individual's level of responsibility and experience. However, in any particular year, the Company's executives may be paid more or less than executives in peer companies, depending on the Company's own performance.

      The executive officers' compensation consists of three principal components: base salary, bonus and stock options and/or shares of restricted stock. Each of those components is discussed below.

      Base Salary

      The base salaries of the Company's executive officers will be based in part on comparative industry data and on various quantitative and qualitative considerations regarding corporate and individual performance. An executive's base salary will be determined only after an assessment of his or her sustained performance, current salary in relation to an objective salary range for the executive's job responsibilities, and his or her experience and potential for advancement. In recommending base salaries for the Company's executive officers, the Compensation Committee may consider several additional factors, including, but not limited to: (i) industry compensation trends; (ii) cost of living and other local and geographic considerations; (iii) industry-specific job skills and knowledge; (iv) historical and expected contributions to the Company's performance; and (v) level, complexity, breadth and difficulty of duties.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      Bonus Program

      Eligible executive officers of the Company may also be awarded bonuses for achieving certain performance levels. These bonuses are based on various quantitative and qualitative performance criteria for these executive officers and are designed to attract and retain qualified individuals and also encourage them to meet the Company's desired performance goals.

      Stock Options, Stock Appreciation Rights and Restricted Stock

      The Company provides long-term executive compensation incentives in the form of stock option awards, stock appreciation rights and restricted stock to more closely align the interests of management with the Company's stockholders. The Compensation Committee believes that grants of stock option awards, stock appreciation rights and restricted stock are an effective means of advancing the long-term interests of the Company's stockholders by integrating executive compensation with the long-term value of the Company's common stock. Stock options are granted at the prevailing market price on the date of grant and are valuable to executives only if the Company's common stock appreciates. During 2003, the Company granted 324,376 stock options among 58 individuals and issued 113,210 shares of restricted stock among 37 individuals. Awards, including awards made to the Company's directors and executive officers, have been approved by the Company's Compensation Committee and its Board of Directors.

      Chief Executive Officer

      Pursuant to his employment agreement, Michael Strauss, the Company's CEO, earns an annual base salary of $350,000. In addition to his base salary earned in 2003, the Compensation Committee awarded Mr. Strauss a cash bonus of $600,000 and options to purchase 162,813 shares of the Company's common stock. In determining the fairness and adequacy of Mr. Strauss' compensation for 2003, the Compensation Committee reviewed and approved the Company's short- and long-term goals and objectives relevant to the CEO's compensation and evaluated Mr. Strauss' performance in light of those goals and objectives, including the Company's actual financial performance as well as Mr. Strauss' continued contributions to the growth and success of the Company. Other factors that guided the Compensation Committee in its evaluation of the CEO's performance are Mr. Strauss' ability to lead the Company through its continuing growth as a public company, Mr. Strauss' leadership and vision in connection with the Company's evolving business strategy, including its merger with Apex Mortgage Capital, Inc. and conversion into a real estate investment trust, the market performance of the Company's stock, the integration of acquired businesses and continued recruiting of valuable personnel throughout the Company. The Compensation Committee also retained an executive compensation consultant to review and evaluate Mr. Strauss' salary in light of his contributions to the Company and the compensation awarded to CEOs at comparable companies. Based on the Compensation Committee's evaluation of the standards set forth above, and after consultation with the executive compensation consultant retained, the Compensation Committee approved Mr. Strauss' compensation level, bonus payment and award of options to purchase common stock.


            Respectfully submitted,
            The Compensation Committee

            Nicholas Marfino, Chair
            Michael A. McManus, Jr.
            C. Cathleen Raffaeli

--------------------------------------------------------------------------------

PERFORMANCE GRAPH

      As described in this Proxy Statement under "Explanatory Note," on December 3, 2003, the Company became the parent company of AHM Holdings through an internal reorganization and merged with Apex. The Company's Common Stock began trading on the NYSE under the symbol "AHH" on December 4, 2003.

      Before the Company's internal reorganization and merger with Apex, AHM Holdings' common stock traded on the Nasdaq National Market under the symbol "AHMH." Set forth below is a graph comparing the cumulative total stockholder return on AHM Holdings' common stock with the S&P 500 Index and the Nasdaq Financial Index. The graph assumes an investment of $100.00 on October 1, 1999 in (i) AHM Holdings' common stock, (ii) the stocks comprising the S&P 500 Index and (iii) a "peer group" selected by management. The peer group includes Countrywide Credit Industries, Inc., Flagstar Bancorp, Inc., Resource Bancshares Mortgage Group, Inc., Irwin Financial Corporation, E Loan, Inc., and Finet.com, Inc. The peer group used in 1999 also included Mortgage.com, Inc., which ceased doing business in 1999 and thus is not included in the peer group for 2000, 2001, 2002 or 2003.

      After the reorganization and merger with Apex, completed on December 3, 2003, the Company commenced operations as a REIT. Accordingly, the Company anticipates that subsequent performance graphs will be based on a peer group that consists of other mortgage REITs with operations that are similar to those of the Company.


                                [GRAPHIC OMITTED]

                  CUMULATIVE TOTAL RETURN PERFORMANCE GRAPH

          Date                       AHMH                     S&P 500 Index                  Peer Group Index
October 1, 1999                      100.00                      100.00                            100.00

December 31, 1999                    107.07                      114.86                             78.29

December 31, 2000 (1)                 76.77                      104.41                            121.14

December 31, 2001 (1)                196.85                       92.00                            105.22

December 31, 2002 (1)                181.79                       71.67                            134.05

December 3, 2003 (1) (2)             391.86                       88.17                            276.05

-------------

(1) The peer group used by the Company in 1999 also included Mortgage.com, Inc., which ceased doing business in 1999 and thus is not included in the peer group for 2000, 2001, 2002 or 2003.

(2) As a result of the Company's internal reorganization and merger with Apex, the common stock of AHM Holdings ceased trading on the Nasdaq National Market on December 3, 2003. On December 4, 2003, AHMIC's Common Stock began trading on the NYSE under the symbol "AHH."


                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      Kenneth P. Slosser, one of the Company's non-employee directors, is a Managing Director of Friedman, Billings, Ramsey & Co., Inc. ("Friedman Billings"), an investment bank that has from time to time in the past provided, and may from time to time in the future provide, investment banking and general financing services to the Company for which Friedman Billings has in the past received, and may in the future receive, fees and commissions. In 2003, Friedman Billings received approximately $1.3 million for services provided in connection with the Company's reorganization and merger with Apex completed on December 3, 2003. In addition, the Company completed a secondary public offering of 14,375,000 shares of its Common Stock in March, 2004, in which Friedman Billings acted as the sole bookrunning and joint-lead manager and received fees and commissions in the amount of approximately $10 million. The Company also agreed to indemnify Friedman Billings and its officers and directors against certain liabilities in connection with the offering.

      Michael Strauss, the Company's Chairman of the Board, Chief Executive Officer and President, is permitted to beneficially own up to 20% of the value of the total number of shares of Common Stock and preferred stock of the Company. Typically, in order to maintain REIT status, a REIT imposes general limitations on the ownership of its voting securities. However, the Company's charter excepts Mr. Strauss from those general ownership limitations and, thus, Mr. Strauss is permitted to beneficially own up to 20% of the value of the total number of shares of Common Stock and preferred stock of the Company. The Company believes that as the Company's founder, Chief Executive Officer and President and significant stockholder, Mr. Strauss has played an integral role in the growth and success of the Company and has effectively led the Company through its first years as a public company, acquired and integrated multiple businesses and recruited valuable members of management and other personnel. Accordingly, the Company's Board of Directors believes that permitting Mr. Strauss to maintain significant ownership in the Company is appropriate and is beneficial to the Company because it will provide an incentive for Mr. Strauss to continue to lead the Company and provide his services to it.

      Acquisition of Marina

      In connection with the Company's acquisition of Marina on December 29, 1999, the Company agreed to make certain future payments to the stockholders of Marina in exchange for their interests in the company. Ronald L. Bergum, currently an executive officer of the Company, received a note in the amount of approximately $1.2 million, of which approximately $139,000 remains outstanding as of March 31, 2004. John A. Johnston, currently a director and executive officer of the Company, received a note in the amount of approximately $1.3 million, of which approximately $154,000 remains outstanding as of March 31, 2004. The notes bear interest at a rate of 10% per annum. Payments due on the notes have been, or will be, made on February 15, May 15, August 15 and November 15 of each of the calendar years of 2000, 2001, 2002, 2003 and 2004.

      In addition, in connection with the Company's acquisition of Marina, the Company issued restricted shares of its Common Stock to Messrs. Bergum and Johnston and certain other Marina stockholders as initial consideration in exchange for their interests in Marina. The former Marina stockholders may receive additional consideration, consisting of restricted shares of the Company's Common Stock, periodically until May, 2006, based on the earnout provisions contained in the merger agreement. Under these earnout provisions, former Marina stockholders may receive an annual earnout consisting of restricted shares of Common Stock of the Company based on the profitability of the acquired business. During the years 2003, 2002, 2001 and 2000, Mr. Bergum received an aggregate of 93,127 restricted shares of Common Stock (with a value of approximately $964,000), 68,864 shares of restricted shares of Common Stock (with a value of approximately $914,000), 60,260 restricted shares of Common Stock (with a value of approximately $370,000), and 76,684 restricted shares of Common Stock (with a value of approximately $370,000), respectively. During the years 2003, 2002, 2001 and 2000, Mr. Johnston received an aggregate of 103,202 restricted shares of Common Stock (with a value of approximately $1.1 million), 76,314 restricted shares of Common Stock (with a value of approximately $1 million), 66,780 restricted shares of Common Stock (with a value of approximately $410,000), and 84,980 restricted shares of Common Stock (with a value of approximately $410,000), respectively.

      Acquisition of First Home

      On June 30, 2000, the Company acquired First Home. In connection with the Company's acquisition of First Home, the Company issued restricted shares of its Common Stock to Thomas J. Fiddler and John A. Manglardi, currently two of the Company's executive officers, and the other First Home stockholders, as initial consideration for their interests in First Home. In addition, the former stockholders of First Home, including Messrs. Fiddler and Manglardi, may receive additional consideration, consisting of cash and restricted shares of Common Stock, pursuant to the earnout provisions contained in the merger agreement.

      Under the merger agreement's earnout provisions, former stockholders of First Home may receive two quarterly payments. One of these quarterly payments, which is automatically paid to the former First Home stockholders on a pro rata basis based on their former stock ownership in First Home regardless of the profitability of the acquired business, is equal to an aggregate of $75,000 in restricted shares of Common Stock (or cash, before 2002). The other quarterly payment to which former First Home stockholders may be entitled is equal to an aggregate of $150,000, one half of which will be paid in cash and the other half of which will be paid in restricted shares of Common Stock, and which, if earned, also will be paid on a pro rata basis.
 The cash payment of the other quarterly earnout depends on the acquired business being profitable and having positive cash income for the applicable quarter.

      In addition to the quarterly earnouts, the former First Home stockholders may be entitled to an annual earnout, consisting of cash and restricted shares of Common Stock, based on the profitability of the acquired business. The previous stockholders of First Home may receive such earnouts during a five-year period ending in May, 2005. During 2003, Mr. Fiddler received an aggregate of 32,812 restricted shares of Common Stock (with a value of approximately $596,000). During 2003, Mr. Manglardi received an aggregate of 41,167 restricted shares of Common Stock (with a value of approximately $710,000). With respect to earnouts paid in cash during 2003, Mr. Fiddler received aggregate payments of $571,603. During 2003, Mr. Manglardi received aggregate payments of $638,103.


           SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Exchange Act requires the Company's directors, executive officers and 10% stockholders to file reports of ownership and reports of changes in ownership of AHMIC's Common Stock and other equity securities with the SEC. Directors, executive officers and 10% stockholders are required to furnish AHMIC with copies of all Section 16(a) forms they file. Based on a review of the copies of such reports furnished to it, AHMIC believes that, since its formation in 2003, AHMIC's directors, executive officers and 10% stockholders complied with all Section 16(a) filing requirements applicable to them, except that (i) each of Kenneth Alverson, Dena L. Kwaschyn and Michael A. McManus, Jr., failed to timely file a Form 3 upon becoming an insider of the Company, (ii) Kenneth Alverson failed to timely file a Form 4 to reflect his purchase of 350 shares of Common

Stock; and (iii) Kenneth P. Slosser failed to timely file a Form 4 to reflect the exercise of warrants exercisable into shares of Common Stock. Each of these reports subsequently has been filed with the SEC.

       With respect to Section 16(a) filings required with regard to the beneficial ownership of the stock of AHM Holdings prior to December 3, 2003, directors, executive officers and 10% stockholders of AHM Holdings complied with all Section 16(a) filing requirements applicable to them, except that (i) each of Kenneth Alverson, Alan B. Horn, Stephen A. Hozie and Michael A. McManus, Jr., failed to timely file a Form 3 upon becoming an insider of the Company, (ii) each of John A. Johnston and Michael A. McManus, Jr. on two occasions failed to timely file a required Form 4, and (iii) each of Stephen A. Hozie, Nicholas A. Marfino, Cathleen C. Raffaeli and Kenneth P. Slosser failed to timely file one required Form 4. Each of these reports subsequently has been filed with the SEC.


            COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      As described above under "Corporate Governance," the current members of the Compensation Committee are Nicholas R. Marfino (Chair), Michael A. McManus, Jr., and C. Cathleen Raffaeli. No interlocking relationship exists between the Company's Board of Directors or Compensation Committee and the board of directors or compensation committee of any other company, nor has any such interlocking relationship existed in the past.

      Until February 24, 2003, the members of the Compensation Committee were Ms. Raffaeli, Kenneth P. Slosser and Michael Strauss. From February 24, 2003 until November 11, 2003, the members of the Compensation Committee were Ms. Raffaeli and Mr. Slosser. Mr. Strauss is the Company's Chief Executive Officer and President. Mr. Slosser is a Managing Director of Friedman Billings, as described above under "Certain Relationships and Related Transactions." Neither Mr. Strauss nor Mr. Slosser is currently a member of the Compensation Committee.

PROPOSAL II - RATIFICATION OF EXTERNAL AUDITOR

      The Board of Directors has appointed the firm of Deloitte & Touche LLP, independent accountants, to be the Company's external auditor for the fiscal year ending December 31, 2004, and recommends to stockholders that they vote for ratification of that appointment.

      Deloitte & Touche LLP served in this capacity for the fiscal years ended December 31, 1999, December 31, 2000, December 31, 2001, December 31, 2002 and December 31, 2003. A representative of Deloitte & Touche LLP will be present at the Annual Meeting and will have an opportunity to make a statement and be available to respond to appropriate questions. The appointment of the Company's external auditor is approved annually by the Board of Directors of AHMIC and subsequently submitted to the stockholders for ratification. The decision of the Board is based on the recommendation of the Audit Committee, which reviews and approves in advance the scope of the audit, the types of non-audit services that AHMIC will need and the estimated fees for the coming year. The Audit Committee also reviews and approves non-audit services to ensure that these services will not impair the independence of the external auditor.

      Before making its recommendation to the Board of Directors for appointment of Deloitte & Touche LLP, the Audit Committee carefully considered that firm's qualifications as external auditor for the Company, which included a review of Deloitte & Touche LLP's performance in prior years, as well as its reputation for integrity and competence in the fields of accounting and auditing. The Audit Committee expressed its satisfaction with Deloitte & Touche LLP in these respects.


         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION OF
                             DELOITTE & TOUCHE LLP
          AS THE COMPANY'S EXTERNAL AUDITOR FOR THE FISCAL YEAR ENDING
                               DECEMBER 31, 2004.

                                EXTERNAL AUDITOR

Audit and Non-Audit Fees

      The following table presents the aggregate fees billed for professional services rendered by Deloitte & Touche LLP in 2002 and 2003. Other than as set forth below, no professional services were rendered or fees billed by Deloitte & Touche LLP during 2002 or 2003.

---------------------------------------------------------------------------------------------------------
                                Service                             2002                   2003
---------------------------------------------------------------------------------------------------------
Audit Fees (1) .............................................    $  957,750           $  1,134,260
---------------------------------------------------------------------------------------------------------
Audit-Related Fees (2) .....................................       397,703                102,660
---------------------------------------------------------------------------------------------------------
Tax Fees (3) ...............................................       200,000                500,925
---------------------------------------------------------------------------------------------------------
All Other Fees (4) .........................................             0                      0
---------------------------------------------------------------------------------------------------------
TOTAL                                                           $1,555,453             $1,737,845
---------------------------------------------------------------------------------------------------------

-------------

(1) Audit fees consist of professional services rendered for the audit of the Company's annual financial statements, reviews of the quarterly financial statements and issuance of comfort letters, consents and assistance with and review of documents filed with the SEC. Audit fees paid to the external auditor in 2002 has been revised to reflect an additional fee of $151,500 attributable to the audit of the Company's 2002 financial statements that was not billed until after the filing of the Company's 2003 proxy statement and $187,500 of fees related to comfort letters and review of documents filed with the SEC previously included in audit-related fees for 2002.

(2) Audit-related fees include fees related to assurance and related services. This category also includes fees for audits of employee benefit plans, due diligence services related to acquisitions and consultations and attest services concerning financial accounting and reporting standards. Audit-related fees paid to the external auditor in 2002 has been revised to include $299,453 of due diligence services related to acquisitions, which was previously included in the category "all other fees" for 2002.

(3) Tax fees consist of fees for services rendered to the Company for tax compliance, tax planning and advice.

(4) No services were performed by Deloitte & Touche LLP in connection with financial information systems design and implementation or otherwise.

Pre-Approved Services

      Prior to engaging Deloitte & Touche LLP to render the above services, and pursuant to its charter, the Audit Committee approved the engagement for each of the services and determined that the provision of such services by the external auditor was compatible with the maintenance of Deloitte & Touche LLP's independence in the conduct of its auditing services.

      The Audit Committee will use the following procedures for the pre-approval of all audit and permissible non-audit services provided by the external auditor.

      Before engagement of the external auditor for the next year's audit, the external auditor will submit a detailed description of services expected to be rendered during that year within each of four categories of services to the Audit Committee for approval.

      Audit Services include audit work performed on the Company's financial statements, as well as work that generally only the external auditor can reasonably be expected to provide, including statutory audits, comfort letters, consents and assistance with and review of documents filed with the SEC.

      Audit-Related Services are for assurance and related services that are traditionally performed by the external auditor, including due diligence related to mergers and acquisitions, employee benefit plan audits, and special procedures required to meet certain regulatory requirements and discussions surrounding the proper application of financial accounting and/or reporting standards.

      Tax Services include all services, except those services specifically related to the audit of the financial statements, performed by the external auditor's tax personnel, including tax analysis; assisting with coordination of execution of tax related activities, primarily in the area of corporate development; supporting other tax related regulatory requirements; and tax compliance and reporting.

      Other Services are those associated with services not captured in the other categories. The Company generally does not request such services from the external auditor.

      Prior to engagement, the Audit Committee pre-approves external auditor services within each category. The fees are budgeted and the Audit Committee requires the external auditor to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage the external auditor for additional services not contemplated in the original pre-approval categories. In those instances, the Audit Committee requires specific pre-approval before engaging the external auditor.

                                  OTHER MATTERS

      The Board of Directors does not intend to bring any other business before the meeting, and as far as is known by the Board, no matters are to be brought before the Annual Meeting except as disclosed in the Notice of Annual Meeting of Stockholders. However, as to any other business which may properly come before the Annual Meeting, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.


                     ANNUAL REPORT AND FINANCIAL STATEMENTS

      A copy of the Company's Annual Report on Form 10-K (excluding the exhibits thereto) for the fiscal year ended December 31, 2003, including the Company's audited financial statements set forth therein, was delivered to stockholders of AHMIC as of the record date, together with this Proxy Statement.


                STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

      Any stockholder who satisfies the requirements of Rule 14a-8 under the Exchange Act may submit a proposal for inclusion in the Company's proxy statement in connection with the 2005 Annual Meeting of Stockholders. Such proposal must be delivered to AHMIC no later than January 4, 2005.

      In addition, the Company's bylaws have an advance notice procedure for stockholders to bring business before the next Annual Meeting of Stockholders. The advance notice procedure generally requires that a stockholder proposal for the 2005 Annual Meeting of Stockholders must be delivered in writing to the Company's General Counsel and Secretary, together with certain required information relating to such stockholder's stock ownership and identity, not earlier than February 16, 2005 or later than March 18, 2005. If, however, the 2005 Annual Meeting of Stockholders is scheduled for a date that is more than 30 days before (or more than 60 days after) the anniversary date of the 2004 Annual Meeting of Stockholders, a stockholder's notice of proposal, in order to be timely, must be so delivered not earlier than the 120th day before the 2005 Annual Meeting of Stockholders and not later than the close of business on the later of the 90th day before the 2005 Annual Meeting of Stockholders or the tenth day following the day on which the Company publicly announces the date of the 2005 Annual Meeting of Stockholders. Stockholder proposals should be sent to: American Home Mortgage Investment Corp., 520 Broadhollow Road, Melville, New York 11747, Attention: General Counsel and Secretary.


                                  By order of the Board of Directors,

                                  /s/ Michael Strauss

                                  MICHAEL STRAUSS
                                  Chairman of the Board, Chief Executive Officer and President

Dated: April 29, 2004

                                      PROXY

             THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF
                   AMERICAN HOME MORTGAGE INVESTMENT CORP.

                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 16, 2004

      The undersigned hereby appoints Michael Strauss and Stephen A. Hozie, and each or either of them, with full power of substitution, as his or her true and lawful agents and proxies (the "Proxies") to represent the undersigned at the 2004 Annual Meeting of Stockholders of American Home Mortgage Investment Corp. ("AHMIC") to be held at AHMIC's headquarters, 520 Broadhollow Road, Melville, New York 11747, at 10:00 A.M. (Eastern Time) on June 16, 2004, and at any adjournments or postponements thereof, and authorizes the Proxies to vote all shares of AHMIC shown on the other side of this card with all the powers the undersigned would possess if personally present at the 2004 Annual Meeting of Stockholders.

      This proxy, when properly executed, will be voted as directed on the reverse side. If this proxy is properly executed and no direction is made, this proxy will be voted "FOR" the election of the named nominees for director and "FOR" the ratification of the external auditor and in the discretion of the Proxies with respect to any other matter that may properly come before the Annual Meeting or any adjournment or postponement thereof. The undersigned hereby acknowledges receipt of the proxy statement of AHMIC dated April 29, 2004, soliciting proxies for the 2004 Annual Meeting.

      All previous proxies given by the undersigned to vote at the 2004 Annual Meeting or at any adjournment or postponement thereof are hereby revoked.

               (Continued and to be signed on the reverse side)


                              PLEASE DATE, SIGN AND MAIL YOUR
                           PROXY CARD BACK AS SOON AS POSSIBLE!

                              ANNUAL MEETING OF STOCKHOLDERS
                          AMERICAN HOME MORTGAGE INVESTMENT CORP.
                                       June 16, 2004

                  \|/ Please Detach and Mail in the Envelope Provided \|/

     ------------------------------------------------------------------------------------

[X]  PLEASE MARK YOUR VOTES
     AS IN THIS EXAMPLE USING
     DARK INK ONLY

1. ELECTION OF DIRECTORS, in
the case of those nominees
designated below as belonging
to Class II, to serve for a
term expiring at the 2007
Annual Meeting of
Stockholders, and in the case
of the nominee designated
below as belonging to Class
III, to serve for a term
expiring at the 2005 Annual
Meeting of Stockholders, and
in each case, until their
respective successors shall be
duly elected and qualify.

FOR ALL NOMINEES LISTED AT     WITHHOLD              Nominees:
RIGHT (EXCEPT AS MARKED TO     AUTHORITY TO
THE CONTRARY BELOW)            VOTE FOR ALL            John A. Johnston  (Class II)
                               NOMINEES                Michael A. McManus, Jr. (Class II)
                               LISTED AT               Irving J. Thau (Class III)
                               RIGHT
              [__]                  [__]


      TO WITHHOLD AUTHORITY TO VOTE FOR A
      PARTICULAR NOMINEE, PRINT THE NAME OF
      SUCH NOMINEE ON THE LINE PROVIDED     __________________________________

                                                FOR        AGAINST       ABSTAIN
2. RATIFICATION OF DELOITTE & TOUCHE LLP as     [ ]          [ ]           [ ]
   the Company's external auditor.

   OTHER MATTERS:
   Discretionary authority is hereby granted with respect to such other matters as may properly come before the meeting or any adjournment or postponement thereof.

SIGNATURE(S) ____________________________________  DATE ________________

             ____________________________________  DATE ________________

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS HEREIN. WHEN SIGNING AS ATTORNEY,
      ADMINISTRATOR, EXECUTOR, GUARDIAN OR TRUSTEE, PLEASE GIVE YOUR FULL TITLE
      AS SUCH. IF A CORPORATION, PLEASE SIGN BY PRESIDENT OR OTHER AUTHORIZED
      OFFICER AND INDICATE TITLE. IF SHARES ARE REGISTERED IN THE NAMES OF JOINT
      TENANTS OR TRUSTEES, EACH TENANT OR TRUSTEE IS REQUIRED TO SIGN.

                                                                      APPENDIX A

                         AMENDED AND RESTATED CHARTER
                                      OF
                             THE AUDIT COMMITTEE

I.  STATUS

The Audit Committee is a committee of the Board of Directors of American Home Mortgage Investment Corp. (the "Company").

II.  PURPOSE

The purpose of the Audit Committee shall be to assist the Board of Directors in monitoring: (1) the integrity of the financial statements of the Company, (2) the qualifications and independence of the Company's independent auditor, (3) the performance of the Company's internal audit function and independent auditor and (4) the compliance by the Company with legal and regulatory requirements and the processes by which management assesses and manages risk.

In addition, the Audit Committee shall submit the report required by the rules of the Securities and Exchange Commission (the "SEC") to be included in the Company's annual proxy statement.

While the Audit Committee has the responsibilities set forth in this Charter, the Audit Committee relies on the expertise and knowledge of management, the internal auditors and the independent auditor in carrying out its oversight responsibilities. Management of the Company is responsible for determining that the Company's financial statements are complete and accurate and are prepared in accordance with generally accepted accounting principles ("GAAP"). The independent auditor of the Company is responsible for auditing the Company's financial statements. It is not the duty of the Audit Committee to plan or conduct audits, to determine that the Company's financial statements are complete and accurate and are in accordance with GAAP or to assure compliance with laws and regulations or the Company's internal policies, procedures and controls.

III.  COMPOSITION

The Audit Committee shall consist of no fewer than three members, all of whom, in the judgment of the Board of Directors, shall be independent in accordance with the requirements of the New York Stock Exchange, any other exchange on which the Company's securities are traded, Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the rules and regulations of the SEC. Each member of the Audit Committee shall, in the judgment of the Board of Directors, have the ability to read and understand the Company's financial statements, or acquire such ability within a reasonable period of time after appointment to the Audit Committee. At least one member of the Audit Committee shall, in the judgment of the Board of

Directors, be an "audit committee financial expert" in accordance with the rules and regulations of the SEC and at least one member shall have accounting or related financial management expertise, as the Board of Directors interprets such qualification in its business judgment.

Prospective members of the Audit Committee shall be recommended by the Nominating and Governance Committee of the Board and appointed by the full Board of Directors. One member shall be designated by the Board as the Chairperson of the Audit Committee.

Audit Committee members shall not serve simultaneously on the audit committees of more than two public companies without the approval of the full Board.

IV. MEETINGS

The Audit Committee shall meet as often as it determines is necessary, but not less frequently than quarterly. The Audit Committee shall meet periodically with management, the internal auditors and the independent auditor in separate executive sessions. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. Upon the recommendation of the Audit Committee, or if requested by the Board, the independent auditor shall be requested to attend any meeting of the full Board to assist in reporting the results of the annual audit or to answer directors' questions. The Audit Committee shall report regularly to the full Board with respect to its activities and make recommendations to the Board as appropriate.

V. AUDIT COMMITTEE AUTHORITY AND RESPONSIBILITIES

In furtherance of its purposes described in Section II above, the Audit Committee shall have the authority and responsibilities set forth in this
Section V.

      INDEPENDENT AUDITOR

The Audit Committee shall have the sole authority to appoint, retain or replace the independent auditor (subject, if applicable, to shareholder ratification). The Audit Committee shall be directly responsible for the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditor shall report directly to the Audit Committee.

The Audit Committee shall pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by the independent auditor, subject to the exceptions for non-audit services which are approved by the Audit Committee prior to the completion of the audit. The Audit Committee may form and delegate to a subcommittee consisting of one or more members (provided that such person(s) are independent directors) its authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting.

      OUTSIDE ADVISORS

The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain outside legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report or performing other audit, review or attest services and to any advisors employed by the Audit Committee and for ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

      CHARTER; SELF-EVALUATION

The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. The Audit Committee shall conduct an annual performance self-evaluation.

      OTHER RESPONSIBILITIES

In addition, the Audit Committee, to the extent it deems necessary or appropriate, shall:

Financial Statement and Disclosure Matters

      1. Review and discuss with management and the independent auditor the Company's annual audited financial statements, including disclosures made under "Management's Discussion and Analysis of Financial Condition and Results of Operations," and recommend to the Board whether the audited financial statements should be included in the Company's Annual Report on Form 10-K.

      2. Review and discuss with management and the independent auditor the Company's quarterly financial statements prior to the filing of its Quarterly Reports on Form 10-Q, including the results of the independent auditor's review of the quarterly financial statements.

      3. Discuss with management and the independent auditor (a) significant issues regarding accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles, and significant issues as to the adequacy of the Company's internal controls and any special audit steps adopted in light of material control deficiencies; (b) analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including analyses of the effects of alternative GAAP methods on the financial statements; and (c) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company.

      4. Review and discuss quarterly reports from the independent auditor regarding:

            (a)   All critical accounting policies and practices to be used;

            (b) All alternative treatments within GAAP for policies and procedures related to material items that have been discussed with management, including the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and

            (c) Other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

      5. Discuss with management and the independent auditor, as appropriate, the Company's earnings press releases, including the use of "pro forma" or "adjusted" non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be done generally (consisting of discussion of the types of information to be disclosed and the type of presentations to be made).

      6. Discuss with the independent auditor matters relating to the conduct of the audit, including: (a) the scope and results of the audit, (b) any problems or difficulties that the independent auditor encountered in the course of the audit work and management's response thereto, (c) any restrictions on the scope of activities or access to requested information, (d) any significant disagreements with management and management's response thereto and (e) any questions, comments or suggestions the independent auditor may have relating to the internal controls and accounting practices and procedures of the Company.

      7. Meet with the independent auditor to review and discuss the responsibilities, budget and staffing of the Company's internal audit function.

Oversight of the Company's Relationship with the Independent Auditor

      1. Review and evaluate the lead partner of the independent auditor team.

      2.    Obtain and review:

                  (a) At least annually, a report by the independent auditor describing: (i) the independent auditor's internal quality-control procedures; (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and
                        (iii) in an effort to assess the auditor's independence, all relationships between the auditor and the Company; and

                  (b) All other reports from the independent auditor, including comments from the independent auditor on accounting procedures and systems of control.

      3. Evaluate the qualifications, performance and independence of the independent auditor, including considering whether the auditor's quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditor's independence, and taking into account the opinions of management and the Company's internal auditors. The Audit Committee shall present its conclusions with respect to the independent auditor to the full Board.

      4. Ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law. Consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the independent auditing firm on a regular basis.

      5. Recommend to the Board policies for the Company's hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Company.

      6. Meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit.

Oversight of the Company's Internal Audit Function

      1. Review the appointment and replacement of the senior internal auditing executive.

      2. Approve an annual audit program along with any changes to the program that may be required from time to time.

      3. Discuss with the internal auditors the overall scope and plans for their audit, including the adequacy of staffing and any problems or difficulties the internal auditors may have encountered in connection with their audit.

      4. Oversee the Company's internal audit department and review and approve its annual budget.

      5. Review, at least annually, the scope and results of the internal audit program, procedures for implementing accepted recommendations made by the independent auditor and any significant matters contained in reports to management prepared by the internal auditing department and management's responses thereto.

Compliance Oversight Responsibilities

      1. Review with the independent auditor any issues having potential implications under Section 10A of the Exchange Act or any other applicable laws, rules or regulations.

      2. Review (a) the status of the Company's compliance with laws, rules, regulations and internal policies and procedures (including, but not limited to, the Company's Code of Business Conduct and Ethics), and
            (b) the scope and status of systems designed to promote Company compliance with laws, rules, regulations and internal policies and procedures, through the receipt of reports from management, legal counsel and third parties as determined by the Audit Committee.

      3. Review reports and disclosures of any insider and affiliated party transactions.

      4. Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

      5. Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Company's financial statements or accounting policies.

      6. Discuss with the Company's General Counsel any legal matters that may have a material impact on the Company's financial statements or compliance policies.

Duties Related to Risk Management

      1. Discuss with management guidelines and policies, and generally review the processes used, with respect to the Company's risk assessment and risk management activities, including the Company's significant enterprise risk exposures and management's responses thereto.

      2. Meet periodically with management to review and discuss the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

                                                                      APPENDIX B

                                   CHARTER
                                      OF
                            COMPENSATION COMMITTEE

CREATION; STATUS; MEMBERSHIP

      The Compensation Committee (the "Committee") is a committee of the Board of Directors (the "Board") of American Home Mortgage Investment Corp., a Maryland corporation (the "Company").

      The Committee shall consist of three or more directors all of whom, in the judgment of the Board, shall be independent. In this regard, a person may serve on the Committee only if the Board determines that he or she: (i) is a "Non-employee Director" for purposes of Rule 16b-3 under the Securities Exchange Act of 1934, as amended; (ii) satisfies the requirements of an "outside director" for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended; and (iii) is "independent" in accordance with the listing standards of the New York Stock Exchange.

      The Board shall appoint the members of the Committee, each of whom shall serve on the Committee until the earlier of such member's (i) removal by the Board or (ii) death or resignation. The Committee shall have the authority to delegate any of its responsibilities to subcommittees as the Committee deems appropriate, provided any such subcommittee is composed entirely of independent directors as defined under the then-current listing standards of the New York Stock Exchange. The Board shall designate a member of the Committee to serve as the Committee's chairperson.

PURPOSE AND RESPONSIBILITIES

      The primary purpose of the Committee is to consider and make recommendations to the Board concerning the compensation of the Company's Chief Executive Officer (CEO), directors and executive officers.

      In addition, the Committee has responsibility for:

      (a) reviewing and approving corporate goals and objectives relevant to CEO compensation, evaluating the CEO's performance in light of those goals and objectives, and, either as a committee or together with the other independent directors (as directed by the Board), determining and approving the CEO's compensation level based on this evaluation;

      (b) making recommendations to the Board with respect to compensation of executive officers, incentive-compensation plans and equity-based plans; and

      (c) producing a compensation committee report on executive compensation as required by the Securities and Exchange Commission (the "SEC") to be included in the Company's annual proxy statement or annual report on Form 10-K filed with the SEC.

      In determining the long-term incentive component of the CEO's compensation, the Committee shall consider the Company's performance and relative stockholder return, the value of similar incentive awards to CEOs at comparable companies and the awards given to the Company's CEO in past years.

      In addition, the Committee may, but is not required to:

      o     establish criteria for membership on the Committee;

      o establish a procedure for appointing and/or removing members from the Committee;

      o establish a structure for and the operations of the Committee (including any authority to delegate to a subcommittee of the Committee);

      o     establish a procedure for the Committee's reporting to the Board;

      o recommend criteria for granting options and awarding other equity compensation to the Company's officers and other employees; and

      o perform any other activities consistent with this Charter, the Company's bylaws and governing law as the Committee or the Board deems appropriate.

MEETINGS AND ACTIONS BY WRITTEN CONSENT

      The Committee shall meet as often as its members deem necessary to perform the Committee's responsibilities or as otherwise required by the Board. Notice of the Committee's meetings shall be given in the same manner as notice for special meetings of the Board. A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The act of a majority of the Committee members present at a meeting shall be the act of the Committee. Members of the Committee may participate in a meeting by means of a conference telephone or similar communications equipment provided that all persons participating in the meeting can hear each other at the same time. Participation in a meeting by these means shall constitute presence in person at the meeting.

      The chairperson of the Committee or any two members of the Committee (if there are at least two members of the Committee at such time) may fix the time and place of the Committee's meeting, unless the Board shall otherwise provide. In the absence of any member of the Committee, the Committee's members who are present at any meeting of the Committee, whether or not they constitute a quorum, may appoint another director to act in the place of the Committee member who is not present at such meeting, provided that the Board determines that such other director is an independent director in accordance with applicable law, the then current-standards of the New York Stock Exchange and this Charter.

      Any action required or permitted to be taken at any meeting of the Committee may be taken without a meeting, if a written consent to such action is signed by each member of the Committee and such written consent is filed with the minutes of proceedings of the Committee.

REPORTING AND PERFORMANCE EVALUATION

      The Committee shall keep minutes of its proceedings and shall report its minutes to the Board at the next succeeding meeting of the Board. The Committee shall conduct and prepare in writing an annual performance evaluation of itself and shall deliver such written performance evaluation to the Board.

COMMITTEE RESOURCES

      The Committee shall have the authority to obtain advice and assistance from internal or external legal, accounting, financial or other advisors. Without limiting the foregoing, the Committee shall have the authority, to the extent it deems necessary or appropriate, to retain a compensation consultant to assist in the evaluation of director, CEO or executive compensation. The Committee shall have sole authority to retain and terminate any such consulting firm, including sole authority to approve such consulting firm's fees and terms of retention and termination. Upon the Committee's request to the Company, the Company shall promptly pay any fees and costs charged by any such consulting firm or other advisors employed by the Committee.

COMMITTEE CHARTER

      The Committee shall review at least annually the adequacy of this Charter and recommend to, and for approval by, the Board any modifications, amendments or other revisions to this Charter that it deems appropriate. This Charter shall be made available on the Company's website.

                                                                      APPENDIX C


                                   CHARTER
                                      OF
                NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

CREATION; STATUS; MEMBERSHIP

      The Nominating and Corporate Governance Committee (the "Committee") is a committee of the Board of Directors (the "Board") of American Home Mortgage Investment Corp., a Maryland corporation (the "Company").

      The Committee shall consist of directors all of whom, in the judgment of the Board, shall be independent in accordance with the listing standards of the New York Stock Exchange. The Board shall appoint the members of the Committee, each of whom shall serve on the Committee until the earlier of such member's (i) removal by the Board or (ii) death or resignation. The Committee shall have the authority to delegate any of its responsibilities to subcommittees as the Committee deems appropriate, provided any such subcommittee is composed entirely of independent directors as defined under the then-current listing standards of the New York Stock Exchange. The Board shall designate a member of the Committee to serve as the Committee's chairperson.

PURPOSE AND RESPONSIBILITIES

      The primary purpose of the Committee is to consider and make recommendations to the Board concerning the appropriate size, functions and needs of the Board.

      In addition, the Committee is responsible for:

      (a) identifying individuals qualified to become members of the Board, consistent with criteria approved by the Board;

      (b) recommending to the Board the nominees for the next annual meeting of stockholders;

      (c) developing and recommending to the Board a set of corporate governance principles applicable to the Company, assessing annually the adequacy of such principles and recommending to the Board any changes thereto that the Committee deems appropriate;

      (d)   overseeing the evaluation of the Board and the Company's management;
            and

      (e) performing any other activities consistent with this Charter, the Company's bylaws and applicable law as the Committee or the Board deems appropriate.

QUALIFICATIONS FOR CANDIDATES

      Candidates for director are reviewed in the context of the current composition of the Board, the operating requirements of the Company and the long-term interests of the Company's stockholders. In addition, director nominees are evaluated based on their character, judgment, business experience and acumen. In conducting its evaluation of director nominees, the Committee will consider the following factors:

      o     Candidates should be at least 21 years of age.

      o Candidates should be accomplished in their respective fields and have reputations, both personal and professional, that are consistent with the image and reputation of the Company.

      o Candidates should be ethical individuals of proven judgment and competence, possessing professional experience and skills that are complementary to the needs of the Company.

      o     Candidates should be committed to enhancing stockholder value.

      o Candidates should fully understand, or have the capacity to fully understand, the legal responsibilities of a director and the governance processes of a public company.

      o Candidates should have demonstrated the ability and be willing to apply sound, objective and independent business judgment, and to assume broad, fiduciary responsibility.

      o Candidates should have, and be willing to devote, sufficient time to fulfill their obligations to the Company and its stockholders.

      o Candidates should not have any prohibitive interlocking relationships or conflicts of interest.

      o Candidates should be able to develop a good working relationship with other Board members and contribute to the Board's working relationship with the executive officers of the Company.

RECOMMENDATIONS BY STOCKHOLDERS

      Director candidates may be recommended to the Committee by stockholders who meet the minimum eligibility requirements specified in Rule 14a-8 of the Securities Exchange Act of 1934, as amended. Stockholders who wish to recommend candidates to the Committee must submit such recommendations within the timeframe established in Rule 14a-8 for submitting a stockholder proposal and must include: (i) evidence in accordance with Rule 14a-8 of compliance with the stockholder eligibility requirements; (ii) the written consent of the candidate(s) for nomination as a director; (iii) a resume or other written statement of the qualifications of the candidate(s) for nomination as a director; and (iv) all information regarding the candidate(s) and the stockholder that would be required to be disclosed in a proxy statement


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filed with the Securities and Exchange Commission if the candidate(s) were nominated for election to the Board. The Committee will consider nominating stockholder-recommended candidates who satisfy certain criteria established by the Board as well as the minimum qualifications for director candidates set forth above.

MEETINGS AND ACTIONS BY WRITTEN CONSENT

      The Committee shall meet as often as its members deem necessary to perform the Committee's responsibilities or as otherwise required by the Board. Notice of the Committee's meetings shall be given in the same manner as notice for special meetings of the Board. A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The act of a majority of the Committee members present at a meeting shall be the act of the Committee. Members of the Committee may participate in a meeting by means of a conference telephone or similar communications equipment provided that all persons participating in the meeting can hear each other at the same time. Participation in a meeting by these means shall constitute presence in person at the meeting.

      The chairperson of the Committee or any two members of the Committee (if there are at least two members of the Committee at such time) may fix the time and place of its meeting, unless the Board shall otherwise provide. In the absence of any member of the Committee, the Committee's members who are present at any meeting of the Committee, whether or not they constitute a quorum, may appoint another director to act in the place of the Committee member who is not present at such meeting, provided that the Board determines that such other director is an independent director in accordance with applicable law, the then current-standards of the New York Stock Exchange and this Charter.

      Any action required or permitted to be taken at any meeting of the Committee may be taken without a meeting, if a written consent to such action is signed by each member of the Committee and such written consent is filed with the minutes of proceedings of the Committee.

REPORTING AND PERFORMANCE EVALUATION

      The Committee shall keep minutes of its proceedings and shall report its minutes to the Board at the next succeeding meeting of the Board. The Committee shall conduct and prepare in writing an annual performance evaluation of itself and shall deliver such written performance evaluation to the Board.

COMMITTEE RESOURCES

      The Committee shall have the authority to obtain advice and assistance from internal or external legal, accounting, financial or other advisors. The Committee shall have sole authority to retain and terminate any search firm engaged to identify director candidates, including the sole authority to approve such firm's fees and other terms of retention. Upon the Committee's request to the Company, the Company shall promptly pay any fees and costs charged by any such consulting firm or other advisors employed by the Committee.


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COMMITTEE CHARTER

      The Committee shall review at least annually the adequacy of this Charter and recommend to, and for approval by, the Board any modifications, amendments or other revisions to this Charter that it deems appropriate. This Charter shall be made available on the Company's website.


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